Mutual Funds	|	Equity	|	1.31.2018

Guggenheim Funds Prospectus
January 31, 2018, as supplemented July 19, 2018
Class A, Class C, Institutional Class, and Class P

Ticker Symbol				Fund Name
Class A	Class C	Institutional Class	Class P
TVDAX	TVDCX	TVIDX	TVFDX	Guggenheim RBP® Large-Cap Defensive Fund
TVEAX	TVECX	TVEIX	TVEFX	Guggenheim RBP® Dividend Fund
TVMAX	TVMCX	TVIMX	TVFMX	Guggenheim RBP® Large-Cap Market Fund
TVVAX	TVVCX	TVVIX	TVVFX	Guggenheim RBP® Large-Cap Value Fund
TVRAX	TVRCX	TVRIX	TVFRX	Guggenheim Directional Allocation Fund
TVKAX	TVKCX	TVKIX	TVKFX	Guggenheim SMID-Cap Directional Allocation Fund

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RBP-STAT-PRO-0118x0119	guggenheiminvestments.com

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iii

Guggenheim RBP® Large-Cap Defensive Fund

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Defensive IndexSM (the “Defensive Index” or “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 96 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 59 of the Fund’s prospectus and the “How to Purchase Shares” section on page 31 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses
Shareholder Service Fees	0.15%	None	None	None
Interest Expense	0.01%	0.01%	0.01%	0.01%
Other Operating Expenses	0.79%	0.78%	0.78%	0.78%
Total Other Expenses	0.95%	0.79%	0.79%	0.79%
Total Annual Fund Operating Expenses	1.95%	2.54%	1.54%	1.79%
Less Expense Reimbursements*	-0.74%	-0.58%	-0.58%	-0.58%
Net Annual Fund Operating Expenses	1.21%	1.96%	0.96%	1.21%

*
Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” or the “Investment Manager”) has contractually agreed through February 1, 2019 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.20%, Class C-1.95%, Institutional Class-0.95%, and Class P-1.20%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$592	$299	$199	$98	$123
3 Years	$990	$735	$735	$430	$507
5 Years	$1,412	$1,298	$1,298	$785	$916
10 Years	$2,585	$2,832	$2,832	$1,785	$2,057
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Defensive Index. The Defensive Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts ("REITs"), in the Dow Jones U.S. Large-Cap Total Stock Market Index SM that Transparent Value, LLC , an affiliate of the Investment Manager, has selected for inclusion in the Index by applying Required Business Performance ® (RBP ® ) Probability scores (as defined below). The RBP ® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP ® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. The Defensive Index focuses on companies in the Dow Jones U.S. Large-Cap Total Stock Market Index SM that are believed to have below average economic and market sensitivity, below average exposure to market volatility and a high RBP ® probability. As of December 31, 2017, the Defensive Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).
The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply to the Fund but not the Index or the Investment Manager is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of large-capitalization companies that comprise the Index at the time of initial purchase. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced quarterly. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Investment Manager may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Large-capitalization companies are those that constitute the Dow Jones U.S. Large-Cap Total Stock Market Index SM . As of December 31, 2017, market capitalizations of companies included in the Defensive Index ranged from approximately $4.2 billion to $375.4 billion.

The Fund also may invest up to 20% of its net assets in common stocks and REITs not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in exchange-traded funds ("ETFs"), futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Investment Manager does not invest Fund assets based on its opinion of a security, instrument or company.
The Fund will concentrate its investments ( i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.
Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.
Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when or if the Fund is small.
Derivatives Risk — Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value per share. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. S ome of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Equity Securities Risk — Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Index Methodology Risk — There is no assurance that Guggenheim Investments' RPB® methodology will successfully identify companies that exhibit low or high probability scores or the Index will outperform the performance of other indices based on different methodologies.

Interest Rate Risk — Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline . The risks associated with rising interest rates are heightened given the near historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.
Investment in Investment Vehicles Risk — Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Large-Capitalization Securities Risk — The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Non-Correlation Risk — The Fund’s return may not match the ret urn of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other funds that track indices whose composition changes less frequently. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.
Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Index.  For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.
The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Passive Management Risk — Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.
Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.
REIT Risk — In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class P share (effective May 9, 2016, Class F-1 shares were renamed to Class P shares) performance from year to year and average annual returns for the one and five year and since inception periods, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

Best Quarter – March 31, 2013	11.09%
Worst Quarter – September 30, 2011	-10.51%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Class P shares only. After-tax returns for other classes will vary. The returns shown below reflect applicable sales charges, if any.

	Inception	1 Year	5 Years	10 Years or Since Inception
Class P	4/27/2010
Return Before Taxes		24.08%	13.47%	11.76%
Return After Taxes on Distributions		19.25%	8.94%	8.45%
Return After Taxes on Distributions and Sale of Fund Shares		14.54%	8.79%	8.13%
Class A	4/27/2010	18.12%	12.01%	10.77%
Class C	4/18/2011	22.04%	12.62%	11.06%
Institutional Class	2/15/2011	24.33%	13.75%	12.10%
Index
Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)		21.96%	15.69%	13.53%

MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management LLC, also known as Guggenheim Investments, serves as the Investment Manager of the Fund. Scott Hammond is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception. Farhan Sharaff and Gary McDaniel oversee the Fund’s activities and have served as portfolio managers of the Fund since 2017.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Guggenheim RBP® Dividend Fund

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Dividend IndexSM (the “Dividend Index” or “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 96 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 59 of the Fund’s prospectus and the “How to Purchase Shares” section on page 31 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00**	None	None

*	A 1.00% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses
Shareholder Service Fees	0.15%	None	None	None
Interest Expense	0.01%	0.01%	0.01%	0.01%
Other Operating Expenses	0.78%	0.78%	0.77%	0.74%
Total Other Expenses	0.94%	0.79%	0.78%	0.75%
Total Annual Fund Operating Expenses	1.94%	2.54%	1.53%	1.75%
Less Expense Reimbursements*	-0.73%	-0.58%	-0.57%	-0.54%
Net Annual Fund Operating Expenses	1.21%	1.96%	0.96%	1.21%

*
Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” or the “Investment Manager”) has contractually agreed through February 1, 2019 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.20%, Class C-1.95%, Institutional Class-0.95%, and Class P-1.20%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$592	$299	$199	$98	$123
3 Years	$988	$735	$735	$427	$498
5 Years	$1,408	$1,298	$1,298	$780	$898
10 Years	$2,575	$2,832	$2,832	$1,775	$2,018
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 251% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Dividend Index. The Dividend Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts ("REITs"), in the Dow Jones U.S. Large-Cap Total Stock Market Index SM and the Dow Jones U.S. Mid-Cap Total Stock Market Index SM that Transparent Value, LLC, an affiliate of the Investment Manager, has selected for inclusion in the Index by applying Required Business Performance ® (RBP ® ) Probability scores (as defined below). The RBP ® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP ® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. The Dividend Index focuses on companies in the Dow Jones U.S. Large-Cap Total Stock Market Index SM and the Dow Jones U.S. Mid-Cap Total Stock Market Index SM that are believed to have the highest indicated dividend yield and the highest RBP ® probabilities. As of December 31, 2017, the Dividend Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).
The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply to the Fund but not the Index or the Investment Manager is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of dividend paying companies that comprise the Index at the time of initial purchase. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced quarterly. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Investment Manager may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. As of December 31, 2017, market capitalizations of companies included in the Dividend Index ranged from approximately $3.2 billion to $659.9 billion.
The Fund also may invest up to 20% of its net assets in common stocks and REITs not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in exchange-traded funds ("ETFs"), futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Investment Manager does not invest Fund assets based on its opinion of a security, instrument or company.
The Fund will concentrate its investments ( i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.
Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.
Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when or if the Fund is small.
Derivatives Risk — Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value per share. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Equity Securities Risk — Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Index Methodology Risk — There is no assurance that Guggenheim Investments' RPB® methodology will successfully identify companies that exhibit low or high probability scores or the Index will outperform the performance of other indices based on different methodologies.
Interest Rate Risk — Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the near historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.
Investment in Investment Vehicles Risk — Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Large-Capitalization Securities Risk — The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Mid-Capitalization Securities Risk — The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Non-Correlation Risk — The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other funds that track indices whose composition changes less frequently. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.
Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Index.  For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.
The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Passive Management Risk — Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.
Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.
REIT Risk — In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Institutional Class share performance from year to year and average annual returns for the one and five year and since inception periods, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

Best Quarter – March 31, 2013	12.42%
Worst Quarter – June 30, 2015	-4.89%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Institutional Class shares only. After-tax returns for other classes will vary. The returns shown below reflect applicable sales charges, if any.

	Inception	1 Year	5 Year	10 Years or Since Inception
Institutional Class	2/10/2011
Return Before Taxes		19.11%	13.14%	11.90%
Return After Taxes on Distributions		11.85%	9.00%	8.51%
Return After Taxes on Distributions and Sale of Fund Shares		10.72%	8.56%	8.04%
Class A	4/18/2011	13.20%	11.39%	10.51%
Class C	4/18/2011	16.88%	12.01%	10.79%
Class P	4/18/2011	18.84%	12.87%	11.64%
Index
Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)		21.96%	15.69%	13.01%

MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management LLC, also known as Guggenheim Investments, serves as the Investment Manager of the Fund. Scott Hammond is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception. Farhan Sharaff and Gary McDaniel oversee the Fund’s activities and have served as portfolio managers of the Fund since 2017.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Guggenheim RBP® Large-Cap Market Fund

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Market IndexSM (the “Market Index” or “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 96 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 59 of the Fund’s prospectus and the “How to Purchase Shares” section on page 31 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00**	None	None

*	A 1.00% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses
Shareholder Service Fees	0.15%	None	None	None
Interest Expense	0.01%	0.01%	0.01%	0.01%
Other Operating Expenses	0.85%	0.86%	0.83%	0.85%
Total Other Expenses	1.01%	0.87%	0.84%	0.86%
Total Annual Fund Operating Expenses	2.01%	2.62%	1.59%	1.86%
Less Expense Reimbursements*	-0.80%	-0.66%	-0.63%	-0.65%
Net Annual Fund Operating Expenses	1.21%	1.96%	0.96%	1.21%

*
Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” or the “Investment Manager”) has contractually agreed through February 1, 2019 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.20%, Class C-1.95%, Institutional Class-0.95%, and Class P-1.20%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$592	$299	$199	$98	$123
3 Years	$1,002	$752	$752	$440	$522
5 Years	$1,436	$1,331	$1,331	$806	$945
10 Years	$2,640	$2,905	$2,905	$1,836	$2,127
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Market Index. The Market Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts ("REITs"), in the Dow Jones U.S. Large-Cap Total Stock Market Index SM that Transparent Value, LLC, an affiliate of the Investment Manager, has selected for inclusion in the Index by applying Required Business Performance ® (RBP ® ) Probability scores (as defined below). The RBP ® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP ® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. The Market Index focuses on companies in the Dow Jones U.S. Large-Cap Total Stock Market Index SM that are believed to have average economic and market sensitivity, average exposure to market volatility and a high RBP ® probability. As of December 31, 2017, the Market Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).
The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply to the Fund but not the Index or the Investment Manager is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of large-capitalization companies that comprise the Index at the time of initial purchase. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced quarterly. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Investment Manager may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Large-capitalization companies are those that constitute the Dow Jones U.S. Large-Cap Total

Stock Market Index SM . As of December 31, 2017, market capitalizations of companies included in the Market Index ranged from approximately $4.2 billion to $860.9 billion.
The Fund also may invest up to 20% of its net assets in common stocks and REITs not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in exchange-traded funds ("ETFs"), futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Investment Manager does not invest Fund assets based on its opinion of a security, instrument or company.
The Fund will concentrate its investments ( i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.
Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.
Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when or if the Fund is small.
Derivatives Risk — Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value per share. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Equity Securities Risk — Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Index Methodology Risk — There is no assurance that Guggenheim Investments' RPB® methodology will successfully identify companies that exhibit low or high probability scores or the Index will outperform the performance of other indices based on different methodologies.
Interest Rate Risk — Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the near historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.
Investment in Investment Vehicles Risk — Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Large-Capitalization Securities Risk — The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Non-Correlation Risk — The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other funds that track indices whose composition changes less frequently. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.
Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Index.  For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.
The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Passive Management Risk — Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.
Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.
REIT Risk — In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class P share (effective May 9, 2016, Class F-1 shares were renamed to Class P shares) performance from year to year and average annual returns for the one and five year and since inception periods, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

Best Quarter – March 31, 2012	13.16%
Worst Quarter – September 30, 2011	-16.14%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Class P shares only. After-tax returns for other classes will vary. The returns shown below reflect applicable sales charges, if any.

	Inception	1 Year	5 Years	10 Years or Since Inception
Class P	4/27/2010
Return Before Taxes		22.84%	14.06%	12.33%
Return After Taxes on Distributions		19.09%	8.72%	8.54%
Return After Taxes on Distributions and Sale of Fund Shares		14.24%	8.77%	8.28%
Class A	4/27/2010	17.08%	12.63%	11.36%
Class C	4/18/2011	21.01%	13.21%	10.90%
Institutional Class	2/15/2011	23.15%	14.37%	11.82%
Index
Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)		21.96%	15.69%	13.53%

MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management LLC, also known as Guggenheim Investments, serves as the Investment Manager of the Fund. Scott Hammond is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception. Farhan Sharaff and Gary McDaniel oversee the Fund’s activities and have served as portfolio managers of the Fund since 2017.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Guggenheim RBP® Large-Cap Value Fund

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Value IndexSM (the “Value Index” or “Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 96 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 59 of the Fund’s prospectus and the “How to Purchase Shares” section on page 31 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00**	None	None

*	A 1.00% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses
Shareholder Service Fees	0.15%	None	None	None
Interest Expense	0.02%	0.02%	0.02%	0.02%
Other Operating Expenses	4.15%	4.11%	4.01%	4.29%
Total Other Expenses	4.32%	4.13%	4.03%	4.31%
Total Annual Fund Operating Expenses	5.32%	5.88%	4.78%	5.31%
Less Expense Reimbursements*	-4.10%	-3.91%	-3.81%	-4.09%
Net Annual Fund Operating Expenses	1.22%	1.97%	0.97%	1.22%

*
Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” or the “Investment Manager”) has contractually agreed through February 1, 2019 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.20%, Class C-1.95%, Institutional Class-0.95%, and Class P-1.20%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$593	$300	$200	$99	$124
3 Years	$1,642	$1,401	$1,401	$1,096	$1,223
5 Years	$2,684	$2,581	$2,581	$2,097	$2,315
10 Years	$5,259	$5,441	$5,441	$4,619	$5,015
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 132% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Value Index. The Value Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts ("REITs"), in the Dow Jones U.S. Large-Cap Value Total Stock Market Index SM that Transparent Value, LLC, an affiliate of the Investment Manager, has selected for inclusion in the Index by applying Required Business Performance ® (RBP ® ) Probability scores (as defined below). The RBP ® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP ® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. The Value Index focuses on companies in the Dow Jones U.S. Large-Cap Value Total Stock Market Index SM that are believed to have the highest RBP ® probabilities. As of December 31, 2017, the Value Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).
The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply to the Fund but not the Index or the Investment Manager is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of large-capitalization companies that comprise the Index at the time of initial purchase. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced quarterly. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Investment Manager may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Large-capitalization companies are those that constitute the Dow Jones U.S. Large-Cap Value Total Stock Market Index SM . As of December 31, 2017, market capitalizations of companies included in the Value Index ranged from approximately $4.2 billion to $659.9 billion.
The Fund also may invest up to 20% of its net assets in common stocks and REITs not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in exchange-traded funds ("ETFs"), futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Investment Manager does not invest Fund assets based on its opinion of a security, instrument or company.
The Fund will concentrate its investments ( i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.
Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.
Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when or if the Fund is small.
Derivatives Risk — Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value per share. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Equity Securities Risk — Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Index Methodology Risk — There is no assurance that Guggenheim Investments' RPB® methodology will successfully identify companies that exhibit low or high probability scores or the Index will outperform the performance of other indices based on different methodologies.
Interest Rate Risk — Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the near historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.
Investment in Investment Vehicles Risk — Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Large-Capitalization Securities Risk — The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Non-Correlation Risk — The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other funds that track indices whose composition changes less frequently. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.
Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Index.  For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.
The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Passive Management Risk — Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.
Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.
REIT Risk — In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Value Stocks Risk — Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Institutional Class share performance from year to year and average annual returns for the one and five year and since inception periods, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

Best Quarter – March 31, 2012	13.04%
Worst Quarter – June 30, 2012	-5.30%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Institutional Class shares only. After-tax returns for other classes will vary. The returns shown below reflect applicable sales charges, if any.

	Inception	1 Year	5 Year	10 Years or Since Inception
Institutional Class	2/10/2011
Return Before Taxes		17.16%	13.94%	11.95%
Return After Taxes on Distributions		13.32%	10.30%	8.58%
Return After Taxes on Distributions and Sale of Fund Shares		10.63%	9.75%	8.30%
Class A	4/18/2011	11.29%	12.21%	10.88%
Class C	4/18/2011	14.91%	12.73%	11.08%
Class P	4/18/2011	16.79%	13.61%	11.94%
Index
Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM (reflects no deduction for expenses or taxes)		16.55%	14.39%	12.31%

MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management LLC, also known as Guggenheim Investments, serves as the Investment Manager of the Fund. Scott Hammond is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception. Farhan Sharaff and Gary McDaniel oversee the Fund’s activities and have served as portfolio managers of the Fund since 2017.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Guggenheim Directional Allocation Fund

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the performance of the Guggenheim Directional Allocation IndexSM (the “Directional Allocation Index” or “Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 96 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 59 of the Fund’s prospectus and the “How to Purchase Shares” section on page 31 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00**	None	None

*	A 1.00% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses
Shareholder Servicing Fees	0.15%	None	None	None
Interest Expense	0.01%	0.01%	0.01%	0.01%
Other Operating Expenses	0.16%	0.19%	0.18%	0.20%
Total Other Expenses	0.32%	0.20%	0.19%	0.21%
Total Annual Fund Operating Expenses	1.52%	2.15%	1.14%	1.41%
Less Expense Reimbursements*	-0.01%	-0.04%	-0.03%	-0.05%
Net Annual Fund Operating Expenses	1.51%	2.11%	1.11%	1.36%

*
Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” or the “Investment Manager”) has contractually agreed through February 1, 2019 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.50%, Class C-2.10%, Institutional Class-1.10%, and Class P-1.35%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$621	$314	$214	$113	$138
3 Years	$932	$669	$669	$359	$441
5 Years	$1,264	$1,151	$1,151	$625	$766
10 Years	$2,201	$2,480	$2,480	$1,383	$1,687
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the Directional Allocation Index. The Index’s objective is to provide consistent long-term, risk adjusted outperformance of the broad U.S. equity markets with the goal of capturing more upside in rising equity markets and limiting the downside — including up to 100% cash allocation — during market downturns. The Directional Allocation Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts (“REITs”), in the Dow Jones U.S. Large-Cap Total Stock Market Index SM  that Transparent Value, LLC , an affiliate of the Investment Manager, has selected for inclusion in the Index by applying Required Business Performance® (RBP®) Probability scores (as defined below) and other rules based signals as defined by the Index methodology. The RBP® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. Using a rules-based methodology, the Index is designed to participate in rising markets while attempting to preserve capital during market declines. The Index aims to allocate its holdings among the stocks in the three Guggenheim Directional Series Indexes (the “Directional Series Indexes”) — the Guggenheim RBP® Large-Cap Market Index SM  (with components that have betas close to one), the Guggenheim RBP® Large-Cap Aggressive Index SM  (with components that have betas higher than one) and the Guggenheim RBP® Large-Cap Defensive Index SM  (with components that have betas lower than one) — and cash. The allocations are based on a moving average crossover system of analysis. The moving average crossover system used in the Index’s methodology uses three primary signals: economic condition, consumer sentiment and market momentum. The components of each of the Directional Series Indexes are derived from the Dow Jones U.S. Large-Cap Total Stock Market Index. As of December 31, 2017, the Directional Allocation Index was composed of 161 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).
The Fund will invest in securities representing the holdings of the Directional Allocation Index, and cash or cash equivalents to the extent the Index is allocated to cash. The Fund may be invested in any combination of securities and cash or cash equivalents, as defined by the Index methodology weights. In accordance with the Index methodology, the Index may be 100% allocated to cash. In such circumstances, the Fund will also hold 100% of its assets in cash or cash equivalents. The cash equivalents consist of shares of money market mutual funds and short-term funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. To the extent that the Fund invests in money market mutual funds or short-term funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such funds' advisory fees and operational fees.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply to the Fund but not the Index or the Investment Manager is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities and/or cash or cash equivalents consistent with the weighting of the Index at the time of initial purchase. This investment policy is non-fundamental and was not adopted pursuant to Rule 35d-1 and, therefore, may be changed by the Board without prior notice to shareholders. The Index is rebalanced at least quarterly or more frequently when economic conditions signal changes. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Investment Manager may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. As of December 31, 2017, market capitalizations of companies included in the Directional Index ranged from approximately $3.6 billion to $860.9 billion.
The Fund also may invest up to 20% of its net assets in common stocks and REITs not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in exchange-traded funds (“ETFs”), futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Investment Manager does not invest Fund assets based on its opinion of a security, instrument or company.
The short-term funds in which the Fund will invest include short-term investment companies advised by the Investment Manager or an affiliate of the Investment Manager, or short-term ETFs, that invest in short-term fixed-income or floating rate securities. Investments by the Fund in these investment companies significantly increase the Fund’s exposure to the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Fund to the risks of these asset categories—and decreases in the value of these investments may cause the Fund to deviate from its investment objective.
The Fund will concentrate its investments ( i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.
Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.
Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Cash and Cash Equivalents Risk — When all or a portion of the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited and there is a possibility that the cash account will not be able to keep pace with inflation. Cash equivalents include shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.

Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when or if the Fund is small.
Credit Risk —The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk — Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value per share. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Equity Securities Risk — Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Index Methodology Risk — There is no assurance that Guggenheim Investments' RPB® methodology will successfully identify companies that exhibit low or high probability scores or the Index will outperform the performance of other indices based on different methodologies.
Interest Rate Risk — Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the near historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.
Investment in Investment Vehicles Risk — Investing in other investment vehicles, including ETFs, investment companies managed by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income and floating rate securities ("affiliated short-term funds"), and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares. Certain risks are also specific to investments in affiliated short-term funds in which the Fund invests, as follows:
Asset-Backed Securities Risk — Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-

backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are particularly subject to credit, liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk — Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
High Yield and Unrated Securities Risk — High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Investment in Loans Risk — Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Large-Capitalization Securities Risk — The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Non-Correlation Risk — The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other funds that track indices whose composition changes less frequently. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.
Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Index.  For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.
The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Passive Management Risk — Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.
REIT Risk — In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed.
U.S. Government Securities Risk — U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Institutional Class share performance from year to year and average annual returns for the one and five year and since inception periods, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Effective July 19, 2016, certain changes were made to the Fund’s principal investment strategies.

Best Quarter – March 31, 2013	13.11%
Worst Quarter – September 30, 2015	(7.92)%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Institutional Class shares only. After-tax returns for other classes will vary. The returns below reflect applicable sales charges, if any.

	Inception	1 Year	5 Year	10 Years or Since Inception
Institutional Class	6/18/2012
Return Before Taxes		23.45%	13.55%	13.28%
Return After Taxes on Distributions		23.45%	12.26%	12.06%
Return After Taxes on Distributions and Sale of Fund Shares		13.27%	10.15%	10.03%
Class A	6/18/2012	17.18%	11.81%	11.69%
Class C	6/18/2012	21.21%	12.42%	12.16%
Class P	6/18/2012	23.07%	13.25%	13.00%
Index
Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)		21.69%	15.69%	15.57%

MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management LLC, also known as Guggenheim Investments, serves as the Investment Manager of the Fund. Scott Hammond is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception. Farhan Sharaff and Gary McDaniel oversee the Fund’s activities and have served as portfolio managers of the Fund since 2017.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Guggenheim SMID-Cap Directional Allocation Fund

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim SMID-Cap Directional Allocation IndexSM (the “SMID-Cap Directional Allocation Index” or “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Family of Funds, as defined on page 96 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 59 of the Fund’s prospectus and the “How to Purchase Shares” section on page 31 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00**	None	None

*	A 1.25% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	1.15%	1.15%	1.15%	1.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses
Shareholder Service Fees	0.15%	None	None	None
Other Operating Expenses*	0.56%	0.60%	0.59%	0.53%
Total Other Expenses	0.71%	0.60%	0.59%	0.53%
Total Annual Fund Operating Expenses	2.11%	2.75%	1.74%	1.93%
Less Expense Reimbursements**	-0.41%	-0.45%	-0.44%	-0.38%
Net Annual Fund Operating Expenses	1.70%	2.30%	1.30%	1.55%

*	Because the Fund is not yet in operation, Other Operating Expenses are based on estimated amounts for the current fiscal year.
**
Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” or the “Investment Manager”) has contractually agreed through February 1, 2019 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.70%, Class C-2.30%, Institutional Class-1.30%, and Class P-1.55%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$738	$333	$233	$132	$158
3 Years	$1,161	$811	$811	$505	$569
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this Prospectus, the Fund's portfolio turnover rate is not available.

PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the SMID-Cap Directional Allocation Index. The Index’s objective is to provide consistent long-term, risk adjusted outperformance of the broad U.S. equity markets with the goal of capturing more upside in rising equity markets and limiting the downside —including up to 100% cash allocation- during market downturns. The SMID-Cap Directional Allocation Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts (“REITs”), in the Dow Jones U.S. Small-Cap Total Stock Market Index SM and Dow Jones U.S. Mid-Cap Total Stock Market Index SM that Transparent Value, LLC, an affiliate of the Investment Manager, has selected for inclusion in the Index by applying Required Business Performance ® (RBP ® ) Probability scores (as defined below) and other rules based signals as defined by the Index methodology. The RBP ® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP ® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. Using a rules-based methodology, the Index is designed to participate in rising markets while attempting to preserve capital during market declines. The Index aims to allocate its holdings among the stocks in the three Guggenheim Value SMID-Cap Directional Series Indexes (the “SMID-Cap Directional Series Indexes”) — the Guggenheim RBP® SMID-Cap Market Index SM (with components that have betas close to one), the Guggenheim RBP® SMID-Cap Aggressive Index SM (with components that have betas higher than one) and the Guggenheim RBP® SMID-Cap Defensive Index SM (with components that have betas lower than one) — and cash. The allocations are based on a moving average crossover system of analysis. The moving average crossover system used in the Index’s methodology uses three primary signals: economic condition, consumer sentiment and market momentum. The components of each of the SMID-Cap Directional Series Indexes are derived from the Dow Jones U.S. Small-Cap Total Stock Market Index and the the Dow Jones U.S. Mid-Cap Total Stock Market Index. As of December 31, 2017, the SMID-Cap Directional Allocation Index was composed of 156 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).
The Fund will invest in securities representing the holdings of the SMID-Cap Directional Allocation Index, and cash or cash equivalents to the extent the Index is allocated to cash. The Fund may be invested in any combination of securities and cash or cash equivalents, as defined by the Index methodology weights. In accordance with the Index methodology, the Index may be 100% allocated to cash. In such circumstances, the Fund will also hold 100% of its assets in cash or cash equivalents. The cash equivalents consist of shares of money market mutual funds and short-term funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. To the extent that the Fund invests in money market mutual funds or short-term funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such funds' advisory fees and operational fees.
The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply to the Fund but not the Index or the Investment Manager is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Index is rebalanced at least quarterly or more frequently when economic conditions signal changes. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Investment Manager may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Small-capitalization and medium-capitalization companies are those that constitute the Dow Jones U.S. Small-Cap Total Stock Market Index SM and the Dow Jones U.S. Mid-Cap Total Stock Market Index SM , respectively. As of December 31, 2017, market capitalizations of companies included in the SMID-Cap Directional Allocation Index ranged from approximately $501 million to $13.5 billion.
The Fund also may invest up to 20% of its net assets in common stocks and REITs not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Investment Manager does not invest Fund assets based on its opinion of a security, instrument or company.
The Fund will concentrate its investments ( i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that the Index is so concentrated. The Fund is non-diversified and, as a result, may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.
Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.
Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Cash and Cash Equivalents Risk — When all or a portion of the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited and there is a possibility that the cash account will not be able to keep pace with inflation. Cash equivalents include shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.
Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when or if the Fund is small.
Credit Risk —The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.

Derivatives Risk — Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value per share. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Equity Securities Risk — Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Index Methodology Risk — There is no assurance that Guggenheim Investments' RPB® methodology will successfully identify companies that exhibit low or high probability scores or the Index will outperform the performance of other indices based on different methodologies.
Interest Rate Risk — Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the near historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.
Investment in Investment Vehicles Risk — Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Liquidity Risk — The Fund is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like, including in response to rebalancings or reconstitutions of the Index. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance and the Fund’s degree of correlation with the return of the Index.
Mid-Capitalization Securities Risk — The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Non-Correlation Risk — The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other funds that track indices whose composition changes less frequently. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Index.  For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.
The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Non-Diversification Risk — The Fund is considered non-diversified because it may invest a large portion of its assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers and the Fund may experience greater losses and volatility than a more diversified portfolio.
Passive Management Risk — Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.
Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.
REIT Risk — In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed.
Small-Capitalization Securities Risk — The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large- capitalization companies.
U.S. Government Securities Risk — U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
PERFORMANCE INFORMATION
The Fund has not commenced operations and, therefore, does not have performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to its Index. Once the Fund commences operations, performance for the Fund will be updated daily, monthly and quarterly and may be obtained online at www.guggenheiminvestments.com or by calling 1-888-727-6885.
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management LLC, also known as Guggenheim Investments, serves as the Investment Manager of the Fund. Scott Hammond is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception. Farhan Sharaff and Gary McDaniel oversee the Fund’s activities and have served as portfolio managers of the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the

Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Additional Index Information

Guggenheim RBP® Large-Cap Defensive IndexSM, Guggenheim RBP® Dividend IndexSM, Guggenheim RBP® Large-Cap Market IndexSM, Guggenheim RBP® Large-Cap Value Index SM, Guggenheim Directional Allocation IndexSM, and Guggenheim SMID-Cap Directional Allocation IndexSM (together, the “Guggenheim Indexes”) are part of the family of indexes offered by Transparent Value, LLC (“Transparent Value”), an affiliate of the Investment Manager. The Investment Manager has in place a code of ethics to prevent misuse of index information, including information relating to index constituents and rebalancing.
Each of the Guggenheim Indexes is the property of Transparent Value, which has contracted with S&P Dow Jones Indices LLC or its affiliate (“S&PDJI”) to maintain and calculate the Guggenheim Indexes. The Dow Jones U.S. Large-Cap Total Stock Market IndexSM, the Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM, Dow Jones U.S. Mid-Cap Total Stock Market IndexSM, and Dow Jones U.S. Small-Cap Total Stock Market IndexSM (together, the “S&P Indexes”) are the property of S&PDJI and/or their third party licensors and have been licensed by S&PDJI for use by Transparent Value in connection with the Guggenheim Indexes. S&PDJI shall have no liability for any errors or omissions in calculating the Guggenheim Indexes.

The RBP ® Methodology

The RBP ® methodology calculates the business performance that a company must achieve in order to support its then-current stock price based on information disclosed in the company’s publicly available financial reports. This metric is called the Required Business Performance ® or RBP ®, and it is derived from a reverse discounted cash-flow analytic model using reported financial information. Then, based on growth and revenues during the prior three years, the RBP ® methodology computes a probability (expressed as a percentage) that a company can achieve its then-current Required Business Performance. This metric is called the RBP ® Probability score.
There is no assurance the RBP ® methodology will successfully identify companies that will achieve their RBP ® or outperform the performance of other indices.
“Required Business Performance” and “RBP” are trademarks of Transparent Value.
Risk of Index Data Disruption
The calculation or rebalancing of an Index may not be possible or feasible under certain circumstances, including, without limitation, a systems failure, natural or man-made disaster, act of God, act of terrorism, labor disruption or any similar intervening circumstance, that is beyond the reasonable control of Transparent Value and that Transparent Value determines affects an Index or any Index component. Upon the occurrence of such events, Transparent Value may, in its discretion, elect to determine the appropriate composition of an Index based on alternative calculation or rebalancing methodologies, which may or may not accurately reflect changes in the market value of the Index components. Because of the Funds’ passive management strategies, each Fund will seek to provide investment results that correspond to the performance of its respective Index, regardless of whether it is accurately calculated or rebalanced.
Additional Information Regarding Investment Objectives and Strategies

The Board of Trustees (the "Board") of the Funds may change a Fund's investment objective and strategies at any time without shareholder approval. A Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should a Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days' notice prior to making the change. As with any investment, there can be no guarantee the Funds will achieve their investment objectives.
The investments and strategies described in this prospectus are those that the Funds use under normal conditions. Each Fund has an investment policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise its respective Index. For purposes of this policy, “under normal circumstances” does not include the time period (generally a few days) after a rebalancing or reconstitution (either a scheduled or ad hoc rebalancing or reconstitution) of such Fund’s underlying index that causes a Fund to be out of compliance with its 80% investment policy due to the fact that it is not possible or practicable to purchase the securities in the newly rebalanced/reconstituted Index or sell the applicable securities in the Fund’s portfolio (e.g., a security in the Index or the Fund’s portfolio is temporarily illiquid, unavailable or less liquid or the purchasing or selling a security implicates tax diversification requirements or other legal restrictions applicable to the Fund). In addition, for purposes of determining a Fund’s compliance with the Fund’s 80% investment policy, the Fund may, to the extent permitted by its principal investment strategy, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally derivatives, exchange-traded funds (“ETFs”) and other mutual funds where the identity of those underlying portfolio securities can be reasonably determined.
In response to adverse or unstable market, economic, political, or other conditions, a Fund may temporarily depart from its normal investment policies and strategies provided that the alternative is consistent with the Fund’s investment objective and is believed to be, at the time the decision is made, in the best interest of the Fund. For example, a Fund may use derivatives to maintain exposure to its Index if it is unable to invest directly in a component security. A Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.
The Funds’ investment policies, limitations and other guidelines typically apply at the time an investment is made.  As a result, a Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.
The Funds are subject to certain investment policy limitations referred to as “fundamental policies.” Each Fund’s policy to concentrate its investments in an industry or group of industries to approximately the same extent that its underlying Index concentrates in the securities of a particular industry or group of industries is a fundamental policy.  The full text of each Fund’s fundamental policies is included in the SAI.
Descriptions of Principal Risks

An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for a Fund. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Funds is set forth below. Not all of the risks are principal risks for each Fund. The fact that a particular risk was not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs, which decreases the value of investments, and may result in additional taxable gains (including short term gains) for a Fund. In seeking to meet its investment objective and to adapt to changing economic environments, a Fund’s assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Fund’s investment program, including some that may not be listed in this Prospectus.
Investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment manager can be replaced, and an investment sub-adviser can be appointed to manage a Fund.
Cash and Cash Equivalents Risk — When all or a portion of a Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited and there is a possibility that the cash account will not be able to keep pace with inflation. Cash equivalents include shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and a Fund could lose money through these investments.
Concentration Risk — A Fund’s assets will only be concentrated in an industry or group of industries to the extent that its Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of a Fund’s assets in a particular industry may not match the industry’s representation in the applicable Index during rebalancing or when or if the fund is small.
Historically, the Indexes the Funds are designed to track have been concentrated from time to time in one or more of the following industries: industrials, financials, consumer staples, health care, information technology, energy and consumer discretionary. The principal risks relating to a Fund’s concentration in these industries are set forth below. However, the future composition of the Indexes may vary and, therefore, an Index’s historical industry concentrations may not match its future industry concentrations. Further, in the future, an Index may not be concentrated or may be concentrated in one or more other industries not identified below that are included in the Indexes.
Consumer Discretionary Risks — A Fund that concentrates in the consumer discretionary industry (or a group of industries related to the consumer discretionary industry) may be subject to greater risks than a portfolio without such a concentration. Companies in the consumer discretionary industry can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success of these companies can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, products of consumer discretionary companies.
Consumer Staples Risks — A Fund that concentrates in the consumer staples industry (or a group of industries related to the Consumer staples industry) may be subject to greater risks than a portfolio without such a concentration. Companies in the consumer staples industry can be adversely affected by changes in the worldwide economy, consumer spending, confidence, competition, demographics and preferences, exploration, production spending and the cost of commodities. Companies in this industry are also affected by changes in government regulations or policies, world events and economic conditions, as well as natural and man-made disasters and political, social or labor unrest that affect production and distribution of consumer staple products.
Energy Risks — A Fund that concentrates in the energy industry (or a group of industries related to the energy industry) may be subject to greater risks than a portfolio without such a concentration. The energy industry is cyclical and highly dependent on commodities prices. The market values of companies in the energy industry could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to a fund’s holdings and the performance of the fund.
Financial Sector Risk — A Fund that concentrates in the financial industry (or a group of industries related to the financial industry) may be subject to greater risks than a portfolio without such a concentration. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. A Fund may be adversely affected by events or developments negatively impacting the financial sector. For example, events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur losses.

Health Care Risks — A Fund that concentrates in the health care industry (or a group of industries related to the health care industry) may be subject to greater risks than a portfolio without such a concentration. Companies in the health care industry are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. A number of legislative proposals concerning healthcare have been considered and/or enacted by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. A Fund cannot predict what proposals will be enacted or what effect such proposals may have on health care-related companies. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care industries can be significantly affected by patent expirations. In addition, many health care-related companies are smaller and less seasoned than companies in other industries.
Industrials Risks — A Fund that concentrates in the industrial industry (or a group of industries related to the industrial industry) may be subject to greater risks than a portfolio without such a concentration. Stock prices for industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Companies in the industrial sector can be significantly affected by government spending policies because companies involved in this sector may rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, such companies may be heavily influenced by governmental spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Some other companies in the industrial sector are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Risks — A Fund that concentrates in the information technology industry (or a group of industries related to the information technology industry) may be subject to greater risks than a portfolio without such a concentration. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Information technology companies may be subject to extensive regulatory requirements causing considerable expense and delay. Information technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Utility Risks — A Fund that concentrates in the utility industry (or a group of industries related to the utility industry) may be subject to greater risks than a portfolio without such a concentration. Companies in the utility industry are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; and increased competition resulting from deregulation, overcapacity, and pricing pressures.
Credit Risk —A Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. If an issuer fails to pay interest, a Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Fund could lose money. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”). Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of a Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for a Fund to sell at an advantageous price or time. Any applicable limitation on the credit quality of an issuer or instrument in which a Fund may invest is applied at the time the Fund purchases the instrument.
The degree of credit risk depends on the particular instrument and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. See Appendix A of the SAI for a more complete discussion of the meaning of the different credit quality ratings.
Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Investment Manager to be of comparable quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service (“Moody’s”), and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, a Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Investment Managers’ credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.
The loans and corporate debt instruments in which a Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s or “BBB” category by Standard & Poor’s Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace.
Derivatives Risk — A Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund, to seek to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to seek to change the effective duration of a Fund’s portfolio, to seek to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose a Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose a Fund to the performance of securities that the Fund does not own. For derivatives traded on an exchange or through a central counterparty, a Fund is subject to the credit risk of the clearing broker or clearinghouse. Certain derivatives are subject to mandatory exchange trading and/or clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity but does not make derivatives transactions risk-free. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if an Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause a Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause a Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose a Fund to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which a Fund invests.

Certain of the derivatives in which the Funds invest are traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Funds and their trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, a Fund is subject to counterparty credit risk with respect to such derivative contracts.
Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant or swap execution facility and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. A Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.
Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are expected to reduce counterparty credit risk and increase liquidity but do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in a Fund and its counterparties posting higher margin amounts for OTC swaps. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the Commodity Futures Trading Commission ("CFTC") and the U.S. Securities and Exchange Commission ("SEC") have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of a Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement a Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
Options Contracts Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.
Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, a Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by a Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Counterparty Credit Risk — A Fund may invest in financial instruments and derivatives (including equity index swap agreements) involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. A Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments, a Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for a Fund, the value of your shares in a Fund may decrease.
Equity Securities Risk — A Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy and other conditions. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by a Fund fall, the value of your investment in the Fund will be adversely affected. A Fund may lose a substantial part, or even all, of its investment in a company’s stock.
A Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. There is no guarantee that as a Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. A Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Index Methodology Risk — There is no assurance that Guggenheim Investments' RPB® methodology will successfully identify companies that exhibit low or high probability scores or the Index will outperform the performance of other indices based on different methodologies.
Interest Rate Risk — Investments in fixed-income instruments are subject to the possibility that interest rates could rise (or are expected to rise) sharply, causing the value of a Fund’s holdings and NAV per share to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average duration (whether positive or negative) of the bonds held by a Fund or to which a Fund is exposed, the more a Fund’s share price will fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the NAV per share of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point.
However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, the Fund's susceptibility to changes in interest rates. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.
Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In a decreasing interest rate environment, a Fund’s investment in securities with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments.
Changing Fixed-Income Market Conditions — Although the Board of Governors of the Federal Reserve System (“Federal Reserve”) has started to raise interest rates, interest rates in the U.S. and many parts of the world, including certain European countries, remain near historically low levels. To the extent the Federal Reserve continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise. Very low or negative interest rates may magnify a Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of very low or negative interest rates, a Fund may be unable to maintain positive returns). In addition, certain countries have experienced (or may be expected to experience) negative interest rates on certain fixed-income instruments.
Changes in fixed-income market conditions, including the recent increases and potential for future increases to the federal funds rate or negative interest rates , may expose fixed-income markets to heightened volatility and reduced liquidity for certain Fund investments that may be difficult to sell at favorable prices to meet fund redemption obligations, causing the value of a Fund’s investments and NAV per share to decline. A rise in general interest rates may also result in increased redemptions from a Fund. Very low, negative or changing interest rates may also have unpredictable effects on securities markets in general, directly or indirectly impacting a Fund’s investments, yield and performance. Thus, a Fund currently faces a heightened level of interest rate, liquidity and valuation risks.
A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of a Fund's portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations.
Investments in Affiliated Short-Term Funds — Under certain conditions, the Guggenheim Directional Allocation Fund will invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies, particularly short-term fixed-income investment companies advised by the Investment Manager, or an affiliate of the Investment Manager ("affiliated short-term funds"). Investments by the Fund in these investment companies significantly increases the Fund's exposure to the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as "junk bonds") or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Fund to the risks of these asset categories and decreases in the value of these investments may cause the Fund to deviate from its investment objective. These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Manager and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on the investment companies and thus the Fund. For example, the liquidity of the investment companies can be limited as a result of large redemptions. Some of the risks of investing in these funds include:

Asset-Backed Securities Risk — The affiliated short-term funds may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors.
Investments in asset-backed securities may be subject to many of the same risks that are applicable to investments in securities generally, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate, credit and liquidity and valuation risks.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. With respect to a mortgage loan backing mortgage-backed securities, when an underlying obligor, such as a homeowner, makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect an affiliated short-term fund’s investment in the asset-backed securities. The value of asset-backed securities held by an affiliated short-term fund also may change because of actual or perceived changes in the creditworthiness of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities.
Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which an affiliated short-term fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to an affiliated short-term fund and the affiliated short-term fund’s investments in asset-backed securities may be adversely affected. Many of the other changes required by the Dodd-Frank Act or foreign regulatory developments could materially impact the value of the affiliated short-term fund’s assets, expose the affiliated short-term fund to additional costs and require changes to investment practices, thereby adversely affecting the affiliated short-term fund’s performance.
Additional risks relating to investments in asset-backed securities may arise because of the type of asset-backed securities in which an affiliated short-term fund invests, defined by the assets collateralizing the asset-backed securities.
Residential Mortgage-Backed Securities — Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.” Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect an affiliated short-term fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, an affiliated short-term fund’s investments in these securities may be subject to heightened interest rate risk.
Commercial Mortgage-Backed Securities — Commercial mortgage backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. Investments in CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk — A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry the same risks as investments in loans directly, as well as other risks, such as interest rate risk, credit and liquidity and valuation risks, and the risk of default. These investments are also subject to the risks associated with a decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to these types of securities as a class. CLOs issue classes or “tranches” that vary in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A CLO may experience substantial losses attributable to loan defaults. An affiliated short-term fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which an affiliated short-term fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs, but are backed by pools of assets that are debt securities rather than only loans, typically including bonds, other structured finance securities (including other asset-backed securities and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by an affiliated short-term fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which an affiliated short-term fund may invest. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
High Yield and Unrated Securities Risk — High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by an Investment Manager to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. The risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates.
Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on the Investment Manager’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality bonds because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s psychology regarding high yield investments. High yield securities may be more sensitive to adverse specific corporate or general market developments than higher-quality bonds. This type of volatility is usually associated more with stocks than bonds.
Investment in Loans Risk — Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to meet the obligation of the borrower. Certain loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or incur other debt obligations. To the extent a loan does not have such covenants, an investment in the loan may be particularly sensitive to the risks associated with loan investments. An affiliated short-term fund's interest in a particular loan and/or in a particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the affiliated short-term fund not receiving payments to which it is entitled on a timely basis or at all. In addition, the affiliated short-term funds' may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed.
Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In addition, to the extent an affiliated short-term fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the affiliated short-term fund's investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s or unrated but assessed of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.
Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loan interests are subject to restrictions on transfer that may limit the ability of an affiliated short-term fund to sell the interests at an advantageous time or price. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which an affiliated short-term fund may invest will be relatively illiquid and difficult to value. Loans are often subject to restrictions on resale or assignment. An affiliated short-term fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the affiliated short-term fund.  Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to an affiliated short-term fund to make additional investments or to use proceeds to meet its current redemption obligations. An affiliated short-term fund thus is subject to the risk of selling other investments at disadvantageous times or prices, taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. Bankruptcy or other court proceedings may delay, limit or negate an affiliated short-term fund's ability to collect payments on its loan investments or otherwise adversely affect its rights in collateral relating to the loan and an affiliated short-term fund may need to retain legal or similar counsel to help in seeking to enforce its rights. In addition, if an affiliated short-term fund holds certain loans, it may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the affiliated short-term fund's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.
An affiliated short-term fund values its assets on each Business Day (as defined below). However, because the secondary market for loans is limited and trading may be irregular, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
In certain circumstances, the Investment Manager or its affiliates (including on behalf of clients other than an affiliated short-term fund) or an affiliated short-term fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, an affiliated short-term fund might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Investment Manager or an affiliated short-term fund determines not to receive non-public information about a borrower for loan investments, the affiliated short-term fund may be disadvantaged relative to other investors and the affiliated short-term fund may not take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” and, as a result, an affiliated short-term fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
The Investment Manager or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, an affiliated short-term fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument.
Prepayment Risk -The issuers of securities held by an affiliated short-term fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes as well as limiting the ability of an affiliated short-term fund to invest in securities with higher interest rates. Prepayment risk is a major risk of certain asset-backed securities, including mortgage-backed securities.
Investment in Investment Vehicles Risk — Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) or other index funds and securities of investment companies that are not index-based, including mutual funds, affiliated short-term funds or ETFs and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. A Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. A Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to enhance return or yield. In addition, an index-

based investment vehicle may not replicate exactly the performance of the index it seeks to track for a number of reasons.
A Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as ETFs) may require the payment of substantial premiums above the value of such companies' portfolio securities or NAVs.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in a Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which a Fund would not engage or invest directly. The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.
The underlying investment companies or other investment vehicles in which a Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.
An investment by a Fund in ETFs generally presents the same primary risks as an investment in a mutual fund.  In addition, an investment in an ETF may be subject to additional risk, including: the ETF's shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the ETF's shares; the listing exchange may halt trading of the ETF's shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments.
Large-Capitalization Securities Risk — A Fund may be subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk — The use of derivatives, reverse repurchase agreements, unfunded commitments and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Fund. Leveraging may cause a Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, each Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk. Applicable law limits each Fund from borrowing in an amount greater than 33 1/3% of its assets.
The Funds are permitted to borrow money for certain purposes, and often do, to meet redemption requests without having to sell portfolio securities at a disadvantageous time and to facilitate portfolio management consistent with tracking a Fund’s index. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV per share of a Fund of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest and other costs that may or may not be recovered by appreciation of the securities purchased.
In addition, if a Fund borrows from a line of credit it will be subject to certain covenants that, if breached, may require the Fund to accelerate its indebtedness and sell portfolio securities when it otherwise would not do so. If a Fund accesses its line of credit to meet shareholder redemption requests, the Fund’s remaining shareholders may bear the cost of the borrowing through interest expenses and other expenses (e.g., commitment fees) that affect the Fund’s performance. Borrowing expenses are excluded from any applicable fee waivers or expense limitation agreements.

Liquidity Risk — The Fund is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like, including in response to rebalancings or reconstitutions of the Index. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance and the Fund’s degree of correlation with the return of the Index.
Mid-Capitalization Securities Risk — A Fund may be subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. Accordingly, it may be difficult for a Fund to sell mid-capitalization securities at a desired time or price. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Mid-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.
Non-Correlation Risk — A Fund’s return may not match the return of the Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, a Fund’s costs associated with rebalancing may be greater than those incurred by other funds that track indices whose composition changes less frequently. In addition, the performance of a Fund and the Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.
Due to legal and regulatory rules and limitations, a Fund may not be able to invest in all securities included in the Index.  For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from the Index.
A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If a Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Non-Diversification Risk —A non-diversified Fund may hold larger positions in a smaller number of securities than a diversified fund. As a result, a non-diversified Fund’s performance may depend on the performance of a small number of issuers and the Fund may be more susceptible to risks associated with and adverse developments affecting a single issuer, including changes in the market value of the issuer’s securities and unfavorable market and economic developments. These events could cause a greater impact on a non-diversified Fund’s net asset value and total return (e.g., greater losses) and volatility than a more diversified portfolio.
Passive Management Risk — Unlike many investment companies, a Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.
Quantitative Investment Strategy Risk — The Funds seek to track a quantitative strategy index, meaning that the Funds invest in securities comprising an index created by a proprietary model. The success of a Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, a Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.
REIT Risk — REITs are exposed to the risks affecting real estate investments generally in addition to other investment risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that the Fund could be unfavorably affected by the poor performance of a single investment or investment type. A REIT may be more volatile and/or less liquid than other types of equity securities. Because REITs are pooled investment vehicles that have expenses of their own, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
REITs often do not provide complete tax information to the funds until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission from the Internal Revenue Service ("IRS") to extend the deadline for issuance of Forms 1099-DIV.
Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to a Fund may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality.
Small-Capitalization Securities Risk — A Fund may be subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by larger, more established companies. Accordingly, it may be difficult for a Fund to sell small-capitalization securities at a desired time or price. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Small-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies, and may be more vulnerable to adverse economic, market or industry developments than mid- or large-capitalization companies.
U.S. Government Securities Risk — Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government. The value of U.S. government obligations may be adversely affected by changes in interest rates. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. For certain agency issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations.
Value Stocks Risk — Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While the Funds’ investments in value stocks may limit downside risk over time, a Fund may, as a trade-off, produce more modest gains than riskier stock funds.
The SAI describes the Funds’ principal investment risks in more detail and also describes other risks applicable to the Funds. The additional risks include the following:
Cyber Security and Operational Risk — The Funds and their service providers are susceptible to risks resulting from and related to cyber-attacks, including the theft, destruction, or corruption and denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber-attacks may adversely impact the Funds and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting a Fund’s ability to calculate its net asset value, causing the release of private shareholder information or confidential Fund information, impeding trading, causing reputational damage, and subjecting a Fund to fines, penalties or financial losses. A Fund’s investments or its service providers may be negatively impacted because of operational risks arising from factors such as processing errors, human errors, and other technological issues, which may adversely affect the Funds’ ability to calculate their net asset values in a timely manner, including over a potentially extended period. A Fund and its shareholders could be negatively impacted as a result.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ underlying portfolio securities is available in the SAI.
Investment Manager

Guggenheim Partners Investment Management, LLC (“Guggenheim Partners”, “Guggenheim Investments”, or the "Investment Manager"), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Funds. On September 30, 2017, the aggregate assets under the investment management and supervision of Guggenheim Partners were approximately $189.9 billion.
The Investment Manager makes investment decisions for the assets of the Funds and continuously reviews, supervises and administers each Fund’s investment program. The Investment Manager is registered with the CFTC as a commodity pool operator ("CPO") and as a commodity trading advisor ("CTA") and is a member of the National Futures Association in such capacities.
MANAGEMENT FEES
During the most recent fiscal year ended September 30, 2017, each Fund that has been in operation for a full fiscal year paid the following annual advisory fees (net of any applicable fee waivers and/or expense reimbursements) as a percentage of the Fund’s average daily net assets to the Investment Manager.

Fund	Effective Advisory Fees
Guggenheim RBP® Large-Cap Defensive Fund	0.34%
Guggenheim RBP® Dividend Fund	0.09%
Guggenheim RBP® Large-Cap Market Fund	0.38%
Guggenheim RBP® Large-Cap Value Fund	0.00%
Guggenheim Directional Allocation Fund	0.92%
The contractual management fee for Guggenheim SMID-Cap Directional Allocation Fund is 1.15% of the Fund’s average daily net assets. Because Guggenheim SMID-Cap Directional Allocation Fund is not yet in operation, it did not pay any advisory fees to the Investment Manager.
The Investment Manager has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep each Fund’s net annual fund operating expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.20%, 1.95%, 0.95% and 1.20% of the average daily net assets of the Class A, Class C, Institutional Class and Class P Shares, respectively, for Guggenheim RBP® Large-Cap Defensive Fund, Guggenheim RBP® Dividend Fund, Guggenheim RBP® Large-Cap Market Fund and Guggenheim RBP® Large-Cap Value Fund until February 1, 2019, from exceeding 1.50%, 2.10%, 1.10% and 1.35% of the daily average net assets of the Class A, Class C, Institutional Class and Class P Shares, respectively, for Guggenheim Directional Allocation Fund until February 1, 2019, and from exceeding 1.70%, 2.30%, 1.30% and 1.55% of the daily average net assets of the Class A, Class C, Institutional Class and Class P Shares of Guggenheim SMID-Cap Directional Allocation Fund until February 1, 2019 (the “Agreements”). To the extent Excluded Expenses are incurred, a Fund’s net expenses may be higher that the contractual caps. If, at any point, total annual Fund operating expenses (not including Excluded Expenses) are below the contractual caps, the Investment Manager is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s total annual Fund operating expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which the Agreements were in place. No reimbursement shall be paid to the Investment Manager with respect to any Fund until reported to the Board.
A discussion regarding the basis for the Board approving the investment advisory contract on behalf of each of the Funds is available in the Funds’ annual report for the fiscal year ended September 30, 2017 and, with respect to the Guggenheim SMID-Cap Directional Allocation Fund, will be available in the next shareholder report following the Guggenheim SMID-Cap Directional Allocation Fund’s commencement of operations.

PORTFOLIO MANAGERS
Scott Hammond is primarily responsible for the day-to-day management of the Funds. He has served as the Portfolio Manager of the Funds since each Fund’s inception. Mr. Hammond is a Managing Director of the Investment Manager. Prior to joining the Investment Manager in July 2009, Mr. Hammond was Head of ETF Portfolio Management at Northern Trust, where he oversaw the portfolio management of NETS, Northern Trust’s family of ETFs. Mr. Hammond was also Portfolio Manager at Barclays Global Investors with responsibilities for the management of $90 billion in institutional assets, as well as proprietary and client-driven research. He holds a Master of Business Administration from Purdue University’s Krannert Graduate School of Management and a Bachelor of Arts in Economics from the University of New Hampshire.
Gary McDaniel, CFA is primarily responsible for overseeing the Funds' activities. He has served as a Portfolio Manager for each Fund except Guggenheim SMID-Cap Directional Allocation Fund since 2017 and for Guggenheim SMID-Cap Directional Allocation Fund since its inception. Mr. McDaniel is a Senior Managing Director of Guggenheim Partners. Mr. McDaniel is a Senior Managing Director for the Investment Manager’s equities team and is responsible for portfolio risk and analytics across the Investment Manager’s equity suite. His responsibilities include portfolio risk management and analytics, investment strategy design and oversight, and performance and risk analysis for clients, fund boards, and senior management. Prior to joining the Investment Manager in September 2009, Mr. McDaniel was a Senior Portfolio Manager for MJX Capital Advisors, a wealth management firm providing advice and investment management for its clients. Previously, Mr. McDaniel earned the Wall Street Journal’s “Best on the Street” award as a member of Standard & Poor's Equity Research group and worked as an Associate Economist for IHS Global Insight, an economic consulting and forecasting firm. Mr. McDaniel has earned the Chartered Financial Analyst designation and holds an M.B.A. from New York University’s Stern School of Business and a B.A. in International Economics from the George Washington University.
Farhan Sharaff is primarily responsible for overseeing the Funds' activities. He has served as a Portfolio Manager for each Fund except Guggenheim SMID-Cap Directional Allocation Fund since 2017 and for Guggenheim SMID-Cap Directional Allocation Fund since its inception. He is Assistant Chief Investment Officer, Equities of Guggenheim Partners. Mr. Sharaff joined Guggenheim Partners in May 2009. Mr. Sharaff has more than 30 years of experience in investment research and investment management. Prior to joining Guggenheim Partners, he was a Partner and Chief Investment Officer at MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients, especially in the traditional and alternative asset classes and Guggenheim Investments plc. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation, Zurich Scudder Investments and Citigroup. In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a B.S. in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on boards of CITIC Capital Asset Management, Clarfeld Financial Advisors, and Guggenheim Global Investment plc.
The SAI provides information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.
CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Investment Manager and its affiliates are engaged in a variety of business activities that are unrelated to managing the Funds, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Funds. The Funds and Investment Manager (and its affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Funds from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent a Fund from participating or restrict a Fund’s participation in an investment decision, disadvantage a Fund or benefit the Investment Manager or its affiliates. For more information about conflicts of interest see the Information Regarding Potential Conflicts of Interest section of the SAI.
Buying, Selling and Exchanging Fund Shares

Each share class of a Fund represents an interest in the same portfolio of securities but has its own eligibility criteria, fee and expense and cost structure and other features. You may not be eligible for each share class. Please consider your specific financial situation when selecting a share class for investment and evaluate factors you deem relevant to your investment decision, which may include, among others, how much you plan to invest, how long you plan to remain invested, the expenses of the share class and whether you qualify for a reduction or waiver of an applicable sales charge. You may wish to consult your financial advisor when deciding which class of shares to buy.
The Funds and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds.
Class A, Class C and Institutional Class
Class A shares, Class C shares and Institutional Class shares are offered directly through MUFG Investor Services (the “Transfer Agent”) and also through authorized securities brokers and other financial intermediaries.
The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment for Class A and Class C shares is $100. Class A and Class C do not have a minimum account balance. A Fund may waive the minimum investment requirements for Class A and Class C shares at its discretion.
Notwithstanding the foregoing, there is no minimum initial or subsequent investment requirement for Class A shares purchased at NAV as described under “Sales Charge Waivers.”
Effective August 10, 2018, Class C shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares.  For shareholders invested in Class C shares of a Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.
Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund.
Eligible investors for Institutional Class shares include the following:
•Investors who invest a minimum amount of $2,000,000 in Institutional Class shares of the Funds;

•	Employee benefit plan programs that have at least $25 million in plan assets;

•
Trustees and officers of the Funds or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees of the Funds’ Investment Manager or Distributor, and their affiliates;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $50 million;

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $50 million;

•	Section 529 college savings plan accounts;

•	Funds of Funds advised by the Investment Manager or its affiliates;

•	Funds of Funds advised by unaffiliated investment advisers; and

•	Institutions that invest the minimum initial investment amount in the Funds.
Each Fund reserves the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Fund at their discretion.
The Institutional Class of each Fund has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Fund shares will be redeemed at net asset value (“NAV”) on the day the account is closed.

A shareholder currently holding Class A or Class C shares of a Fund in a fee-based advisory program sponsored by Merrill Lynch (“Advisory Program”) may convert such shares to Institutional Class shares of the same Fund within the Advisory Program. In addition, if a shareholder currently holds Class A or Class C shares of a Fund in a brokerage account and transfers such shares to an Advisory Program, the shareholder may convert the shares to Institutional Class shares of the same Fund. Such conversions will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion generally may not occur until after the shareholder has held the shares for a 12 month period, except that a CDSC applicable to Class A and Class C shares converted to Institutional Class shares through an individual retirement account and certain other accounts on the Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. Please ask your financial advisor if you are eligible for converting your Class A and/or Class C shares to Institutional Class shares pursuant to these conversion features. It is anticipated that such conversions generally would be treated as a non-taxable event. Please consult your tax advisor for more information.
The investor eligibility requirements, the minimum initial investment and account balance requirements for Institutional Class shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.
Class P
Class P shares of a Fund are offered through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. A Fund reserves the right to modify the minimum investment amount and account balance requirements at any time, with or without prior notice to you. The minimum investment amount and minimum account balance required by your financial intermediary may be different. Please contact your financial intermediary for details.
Class P shares of a Fund are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor, including:

•	Authorized no transaction fee platforms;

•	Authorized fee-based programs of financial intermediaries;

•	Authorized registered investment advisers and discretionary managed account programs;

•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;

•	Authorized retirement platforms of financial intermediaries; and

•	Other authorized intermediaries approved by the Distributor.
Any investor eligibility requirements for Class P shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.
Class P shares of a Fund will be held in an account at a financial intermediary. The Transfer Agent will have no information with respect to or control over an account of a shareholder of Class P shares of a Fund. A shareholder may obtain information about an account only through its financial intermediary, which generally will hold the shareholder’s Class P shares as the shareholder’s agent in nominee or street name.
OPENING YOUR ACCOUNT (Class A, Class C and Institutional Class Only)
You will need to open a Guggenheim Investments shareholder account to make Class A, Class C and Institutional Class share transactions—buy, sell or exchange Class A, Class C and Institutional Class shares of the Funds. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You may also visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Guggenheim Investments.
TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION (Class A, Class C and Institutional Class Only)

•	You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.

•	Attach a copy of the trust document when establishing a trust account.

•
When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

•	Be sure to sign the application.

•
If you open an account directly with Guggenheim Investments, you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

•	Any application that is sent to the Transfer Agent does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment by check, wire transfer or ACH.
TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). Each Fund's NAV generally is calculated as of the close of normal trading on each Business Day (usually 4:00 p.m. Eastern Time). On any day that the NYSE has an earlier closing time (scheduled or unscheduled)-or as otherwise permitted by the SEC-the Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not accept purchase and redemption orders (or calculate their respective NAVs) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received. The NYSE holiday schedule is included in the SAI, and Guggenheim Investments will post advance notice of scheduled early closings at www.guggenheiminvestments.com.
TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Funds’ Transfer Agent, Guggenheim Funds Distributors, LLC (the "Distributor"), or financial intermediary. The following transaction cut-off times have been established in order to allow the Transfer Agent appropriate time to report the current day’s trading activity to the Investment Manager. Any purchase transaction that is sent to the Transfer Agent does not constitute a purchase order until received by the Transfer Agent in good order.

Method	Cut-Off Time
By Mail	Market Close
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*
* Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.
TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you are a shareholder of Class A, Class C or Institutional Class shares and you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. If you are a shareholder of Class P shares and you opened your account through a financial intermediary, you will submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which requires that the financial intermediary receives your order before the financial intermediary’s cut off time, will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.
An investor transacting in Institutional Class shares may be required to pay a commission to a broker in connection with transactions in Institutional Class shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in the prospectus for the applicable share class.
Sales Charges

The availability of sales charge waivers and discounts may depend on the particular intermediary or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed below in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial intermediaries, unless otherwise specified in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts). The sales charge waivers and discounts available through certain other financial intermediaries are set forth in Appendix A to this Prospectus, which may differ from those available for purchases made directly from the Distributor or certain other financial intermediaries. Please contact your financial intermediary for more information regarding sales charge waivers and discounts and the financial intermediary's related policies and procedures, including information regarding eligibility requirements for waivers or discounts that may be available to you.
CLASS A SHARES
Class A shares are sold at NAV plus the applicable initial sales charge. For each Fund other than Guggenheim SMID-Cap Directional Allocation Fund, the sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase, and 5.75% of the purchase price of your investment in connection with your initial purchase for Guggenheim SMID-Cap Directional Allocation Fund. The NAV plus the sales charge is the “offering price.” However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The Funds make available (free of charge) information regarding sales charge waivers and discounts at www.guggenheiminvestments.com/mf/share-class-information. The information contained in or otherwise accessible through guggenheiminvestments.com does not form part of this Prospectus.
The current sales charge rates for each Fund other than Guggenheim SMID-Cap Directional Allocation Fund are as follows:

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $100,000	4.75%	4.99%
$100,000-$250,000	3.75%	3.90%
$250,000-$500,000	2.75%	2.83%
$500,000-$1,000,000	2.00%	2.04%
Greater than $1,000,000*	None	None

*
If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 1.00% deferred sales charge if you redeem your shares within 12 months of purchase.

The current sales charge rates for Guggenheim SMID-Cap Directional Allocation Fund are as follows:

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $25,000	5.75%	6.10%
$25,000-$50,000	5.00%	5.26%
$50,000-$100,000	4.50%	4.71%
$100,000-$250,000	3.50%	3.63%
$250,000-$500,000	2.50%	2.56%

$500,000-$750,000	2.00%	2.04%
$750,000-$1,000,000	1.50%	1.52%
Greater than $1,000,000*	None	None

*
If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 1.25% deferred sales charge if you redeem your shares within 18 months of purchase.

You may obtain more information from the SAI or from your financial intermediary about available share classes and the sales charges and sales charge reductions and waivers described in this Prospectus or Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts, including eligibility requirements for sales charge waivers or discounts that may be available to you.
HOW TO REDUCE YOUR SALES CHARGE
You may be eligible to purchase Class A shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. You are responsible for notifying your financial intermediary of any facts that may qualify you for a sales charge waiver or discount. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.

•
Rights of Accumulation —To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares or Class C shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds and Guggenheim Funds Trust (some of which are offered in a separate prospectus) that you already own. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A and Class C shares that you own. Additionally, you may combine simultaneous purchases of Class A shares of one series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust with Class A shares of any other series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust to reduce the sales charge rate that applies to the purchase of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

•
Letters of Intent —Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust during a 13-month period. At your written request, Class A share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

A LOI may be revised during the 13-month period. Additional Class A shares acquired through reinvestment of income dividends and capital gains distributions are not applied to the LOI. A LOI may be obtained from the Funds.

•
Reinstatement Privilege —If you have redeemed Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust within the past 90 days, you may repurchase an equivalent amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You must notify the Funds that you intend to exercise the reinstatement privilege in writing. The Funds are generally required to receive your purchase order within 90 days of your redemption.

SALES CHARGE WAIVERS
Class A shares of the Funds may be purchased at NAV by the following individuals:

•
Trustees and officers of the Funds or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees of the Investment Manager or Distributor, and their affiliates, as well as the following relatives of any such trustees/directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews;

•	Any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;

•	Retirement plans/retirement plan platforms that have assets of at least $1 million or at least 25 eligible employees;

•
Officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds;

•	A registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of investors;

•
A registered broker-dealer or registered adviser not affiliated with a broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed; and

•
Customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the front-end sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A hereto.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a fund not in the Family of Funds where those shares were subject to a front-end sales charge (sometimes called a NAV Transfer).
The availability of Class A sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).
SALES CHARGE EXCEPTIONS
You will not pay initial sales charges on the following:

•	Class A shares purchased by reinvesting dividends and distributions.

•	When exchanging Class A shares of one Fund for Class A shares of another series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust.
CLASS C SHARES
Class C shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Funds. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% CDSC based on your initial purchase price or current market value, whichever is lower. Shares that are not subject to the CDSC are redeemed first. Then, shares held the longest will be the first to be redeemed. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase.
CALCULATION OF CDSC
Any CDSC imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No CDSC is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund, (2) shares acquired through reinvestment of income dividends and capital gain distributions, or (3) Class A shares or Class C shares held for more than one year. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

WAIVER OF CDSC
With respect to Class A or Class C shares, the Distributor will waive the deferred sales charge (when applicable) under the following circumstances:

•	An initial 1.00% sales commission was not paid to the intermediary at the time of purchase;

•	Following the death or disability of the shareholder;

•	For the redemption of the first 10% of shares sold within 12 months of purchase;

•	In connection with the required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Code; or

•	In connection with distributions from retirement plans qualified under Section 401(a), 401(k), 403(b) of the Code for:

•	Returns of excess contributions to the plan;

•	Retirement of a participant in the plan;

•	A loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge);

•	Financial hardship (as defined in regulations under the Code) of a participant in a plan;

•	Termination of employment of a participant in a plan; or

•	Any other permissible withdrawal under the terms of the plan.
In addition, the CDSC applicable to Class A or Class C shares will be waived for shares converted to Institutional Class shares through traditional individual retirement accounts (IRAs), Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on a Merrill Lynch platform. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. For more information regarding this conversion feature, please see the description above in the section “Buying, Selling and Exchanging Fund Shares” or consult your financial advisor.
The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).
Buying Fund Shares

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 3 business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Funds’ or your financial intermediary’s transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The minimum investment requirement for each of Class A, Class C and Institutional Class shares of each Fund is listed in each Fund’s “Fund Summary.” Class P shares of the Fund do not have a minimum initial or subsequent investment amount. Please contact your financial intermediary for more information about purchasing Class P shares, including the intermediary's applicable policies and procedures.
Purchases of Class C shares of each Fund requested in an amount of $1,000,000 or more will be automatically made in Class A shares of each Fund.
Shares acquired on or after January 1, 2012 are generally considered covered shares. The Funds are generally required to report cost basis information to you and the IRS when covered shares are redeemed. The Funds will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing to use another method. If you wish to choose another default cost basis method for your account, you may select among first-in-first-out ("FIFO"), last-in-first-out ("LIFO") and highest cost-in-first-out ("HIFO"). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Funds are not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, including cost basis methodologies, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
For additional discussion of the average cost method, see “Redemption Procedures.”

PURCHASE PROCEDURES
Class A, Class C and Institutional Class
For purchases of Class A, Class C or Institutional Class shares, the Funds offer you the option to submit purchase orders through your financial intermediary or to send purchase orders by mail, fax or internet and to send purchase proceeds by check, wire transfer or ACH to each Fund for accounts opened directly. The Funds do not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.
Guggenheim Investments generally does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.
You may buy shares and send your purchase proceeds by any of the following methods:

	Initial Purchase	Subsequent Purchases

Complete the account application that corresponds to the type of account you are opening.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.

Complete the Guggenheim Investments investment slip included with your quarterly statement or send written purchase instructions that include:

•Your name

•Your shareholder account number

•The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.
Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

	Initial Purchase	Subsequent Purchases
BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100
Complete and submit the account application that corresponds to the type of account you are opening.

Contact Client Services at 800.820.0888 to obtain your new account number.

Use the Wire Instructions below to send your wire.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.
Be sure to designate in your wire instructions the Fund(s) you want to purchase.

To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:

•Account Number

•Fund Name

•Amount of Wire

•Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:

U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Initial Purchase (Class A shares and Class C shares only)	Subsequent Purchases
BY ACH (FAX) Guggenheim Investments Fax number: 301.296.5103
Submit a new account application. Be sure to complete the “Electronic Investing via ACH” section. If you are establishing an Individual, Joint, or UGMA/UTMA account, you may fax the application to Guggenheim Investments. All other applications should be mailed.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.

Subsequent purchases made via ACH must be a minimum of $20. A maximum of $50,000 is allowed to be purchased via ACH per day. To make a subsequent purchase send written purchase instructions that include:

•Your name

•Your shareholder account number

•The Fund(s) you want to purchase

•ACH bank information (if not on record).

BY ACH (MAIL)	Mailing Addresses
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.
If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site, and follow the instructions for adding bank instructions.

Class P
For purchases of Class P shares, you will submit purchase orders through your financial intermediary. Class P shares cannot be purchased directly through the Transfer Agent. Guggenheim Investments does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
CANCELED PURCHASE ORDERS (Class A, Class C and Institutional Class Only)
For purchases of Class A, Class C or Institutional Class shares, Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:

•	If your bank does not honor your check for any reason;

•	If the Transfer Agent does not receive your wire transfer;

•	If the Transfer Agent does not receive your ACH transfer; or

•	If your bank does not honor your ACH transfer.

If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Funds may have experienced from the time of your order to the time of its cancellation. In addition, if the Funds’ NAV decreases in value from the time of your order to the time of its cancellation, the Funds will hold you liable for any losses that it incurs as a result of your canceled order.
Selling Fund Shares

Each Fund redeems its shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the Funds’ next determined NAV calculated after your redemption order is received in good order by your financial intermediary or, for shares of each class other than Class P shares, the Transfer Agent.
Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. Each Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
The Funds have entered into a committed line of credit with a bank that a Fund may use to pay your redemption proceeds without having to sell portfolio securities when deemed appropriate, and often do, to meet redemption requests without having to sell portfolio securities at a disadvantageous time and to facilitate portfolio management consistent with tracking a Fund’s index.
Please refer to the SAI for more information.
Each Fund may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of shares for more than seven days (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders.
REDEMPTION PROCEDURES
Class A, Class C and Institutional Class
For redemptions of Class A, Class C or Institutional Class shares, you will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Funds. The Funds also offer you the option to send redemption orders to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103
If you send your redemption order by fax, you must call Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file. If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site and follow the instructions for adding bank instructions.
A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	Your name;

•	Your shareholder account number;

•	Fund name(s);

•	Dollar amount or number of shares you would like to sell of each Fund;

•	Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee); and

•	Signature of account owner(s) (not required for telephone redemptions).
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.
If you choose not to use the default cost basis method of average cost, you must choose a default cost basis method among FIFO, LIFO or HIFO. Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with their redemption or exchange request. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.
Unless requested otherwise at the time of the transaction, the Funds will redeem or exchange shares in the following order: undated non-covered shares, non-covered shares followed by covered shares using the method in effect for the account.
Class P
For redemptions of Class P shares, you will submit your transaction order through your broker/dealer or other financial intermediary through which you opened your shareholder account.
DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account ("IRA") may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. For shares of each class other than Class P shares, all requests for distributions of redemption proceeds from tax-qualified plans and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
RECEIVING YOUR REDEMPTION PROCEEDS

The Fund typically expects to pay redemption proceeds to your brokerage account held with a financial intermediary within two business days following receipt of the redemption request. For redemption proceeds that are paid directly to you by the Fund, the Fund generally expects to pay redemption proceeds by check, ACH or wire to you within one business day, following receipt of your redemption request in good order. However, in all cases, it may take the Fund up to seven calendar days to pay redemption proceeds. Each Fund also has the right to suspend the right of redemption or postpone the date of payments, as described above. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.

MEDALLION SIGNATURE GUARANTEES (Class A, Class C and Institutional Class Only)
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to a Fund.
UNCASHED CHECK POLICY (Class A, Class C and Institutional Class Only)
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.
For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.
For partial redemption checks, the proceeds will be deposited into shares of the Rydex U.S. Government Money Market Fund.
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
For checks returned in the mail, a Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.
Exchanging Fund Shares

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of shares of the Funds for corresponding shares of any other Fund within the Family of Funds on the basis of the respective NAVs of the shares involved.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds’ Transfer Agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
The exchange privilege may be modified or discontinued at any time.
EXCHANGE PROCEDURES
Class A, Class C and Institutional Class
For exchanges of Class A, Class C or Institutional Class shares, you will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Funds also offer you the option to send exchange requests to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments web site—Visit www.TradeRydex.com
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

•	Your name;

•	Your shareholder account number;

•	Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying);

•	Dollar amount, number of shares or percentage of Fund position involved in the exchange; and

•	Signature of account owner(s) (not required for telephone or internet exchanges).
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.
Class P
For exchanges of Class P shares, you will submit your transaction order through your broker/dealer or other financial intermediary through which you opened your shareholder account.
DOLLAR-COST AVERAGING (Class A, Class C and Institutional Class Only)
Shareholders of Class A, Class C and Institutional Class shares may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles.
Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day.
The Investment Managers will make exchanges until the value of the shareholder’s fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.
Account Policies

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and effective May 11, 2018 certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity or you or your beneficial owners after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We generally will not open a new account for any non-resident aliens (natural person or entity) or non-resident U.S. citizens. Guggenheim Investments generally will not accept any investments from non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your Class A, Class C and/or Institutional Class account and to obtain the appropriate forms, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration of your shares to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
TRANSACTIONS OVER TELEPHONE OR INTERNET (Class A, Class C and Institutional Class Only)
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their Transfer Agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their Transfer Agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are unable to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.
STATEMENTS AND CONFIRMATIONS (Class A, Class C and Institutional Class Only)
You will receive a confirmation for every trade you initiate.  We will also send you a statement each quarter, and we will post your monthly statement online.  You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).
Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if any discrepancies are not reported promptly. If there are any discrepancies, call Guggenheim Investments Client Services at 800.820.0888.
eDELIVERY SERVICES (Class A, Class C and Institutional Class Only)
eDelivery offers shareholders of Class A, Class C and Institutional Class shares the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.
HOUSEHOLDING
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
GUGGENHEIM INVESTMENTS EXPRESS LINE—800.717.7776 (Class A, Class C and Institutional Class Only)
If you are a shareholder of Class A, Class C or Institutional Class shares, you may access information about the Funds and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Funds information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.

SERVICE AND OTHER FEES (Class A, Class C and Institutional Class Only)
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Funds’ Transfer Agent for services associated with the following:

•	$15 for wire transfers of redemption proceeds under $5,000;

•	$50 on checks returned for insufficient funds;

•	$25 to stop payment of a redemption check within 10 Business Days of the settlement date;

•	$15 for standard overnight packages (fee may be higher for special delivery options);

•	$25 for bounced draft checks or ACH transactions; and

•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
RETIREMENT ACCOUNT FEES (Class A, Class C and Institutional Class Only)
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.
Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
MARKET TIMING/SHORT-TERM TRADING
The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Funds. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds. The policies and procedures contain a variety of methods intended to assist in identifying “market timing” or other types of excessive short-term trading, including the monitoring of “round trips” by investors.  A round trip is a purchase of (or exchange into) Fund shares followed or preceded by a redemption (or exchange out of) the same Fund’s shares. If two round trips by an individual investor are identified within certain period of time, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period after the two round trips.
For purposes of applying the Funds’ policies, the Investment Manager may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if an Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Funds.
No restrictions are applied to transfers, purchases and redemptions of the Funds by certain “funds of funds” within the Funds’ group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Funds’ objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Funds.

In its sole discretion, a Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).
Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Funds and may be canceled or revoked by the Funds by the close of business on the next Business Day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds’ access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, a Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.
RIGHTS RESERVED BY THE FUNDS
In addition to the rights expressly set forth in the Prospectus and SAI, the Funds reserve the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Funds or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Funds (or their agent) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds. Neither the Funds, the Investment Manager (or its affiliates) nor the Board will be responsible for any loss in your account or tax liability resulting from such a redemption.
UNCLAIMED PROPERTY LAWS
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended for a statutorily-prescribed period of time—generally, three or five years—Guggenheim Investments may be legally required to escheat (or transfer) your account to the state of your last known mailing address in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.

Distribution and Shareholder Services

CLASS A AND CLASS P SHARES
The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class A and Class P shares that allows the Funds to pay distribution fees to the Distributor and other firms that provide distribution-related services (“Service Providers”). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
CLASS C SHARES
The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act, applicable to Class C shares that allows each Fund to pay annual distribution and service fees of 1.00% of the Fund’s average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year’s distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
COMPENSATION TO DEALERS
The Investment Manager, at its expense and out of its own resources, may provide compensation to financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the Funds’ expense tables in this Prospectus. These payments may be made, at the discretion of the Investment Manager, to certain dealers who have sold shares of the Funds. The level of payments made to dealers will generally vary, but may be significant. The Investment Manager determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Investment Manager. The Investment Manager periodically determines the advisability of continuing these payments. The Investment Manager may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Funds that are conducted by dealers. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Funds over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.
Shareholder Services

SHAREHOLDER SERVICING PLAN
Each Fund has adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services at an annual rate not to exceed 0.15% of the average daily net assets of each Fund’s Class A Shares.
SUB-TRANSFER AGENCY SERVICES
The Transfer Agent, Distributor or Trust has entered into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary.  The aggregate amount of these payments, which are reimbursed in all or in part by the Funds, may be substantial and are in addition to, rather than in lieu of, 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. These payments increase the Funds’ operating expenses and reduce their investment performance.

SYSTEMATIC WITHDRAWAL PLAN (Class A, Class C and Institutional Class Only)
Shareholders of Class A, Class C or Institutional Class shares who wish to receive regularly scheduled payments may establish a Systematic Withdrawal Plan. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. Shares are liquidated at NAV. The Program may be terminated upon notification, or it will terminate automatically if all shares are liquidated or redeemed from the account.

EXCHANGE PRIVILEGE
Shareholders of the Funds may exchange their shares for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including a Fund’s right to reject any order to purchase shares.
Shares of a particular class of the Funds may be exchanged only for shares of the same class of another available Fund. In addition, shareholders should note that Class A shares may be exchanged for Institutional Class shares of Funds distributed by the Distributor if the shareholder meets the minimum initial investment and the specific eligibility requirements, which may be described in a different prospectus. Shareholders should consult that prospectus prior to making such an exchange. A copy of the prospectus may be requested by contacting the Funds’ Distributor.
Exchanges may be made only in those states where shares of the Fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the Fund into which an exchange is made will be given to each shareholder exercising this privilege if the shareholder does not currently hold shares in that fund.
The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.
A shareholder of Class A, Class C or Institutional Class shares may exchange shares by telephone by calling the Funds at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 am and 5:30 pm Eastern Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 pm Eastern Time) will be treated as if received on the next Business Day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to shareholders.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund’s performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.
Exchanges into the Rydex U.S. Government Money Market Fund. A Fund’s shares may be exchanged into the Money Market Class shares of the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class shares of the Rydex U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial (up-front) sales charges, initial investment minimum and minimum balance requirements.
If your investment in Class A or Class C shares of a Fund is subject to a deferred sales charge at the time of the exchange, shareholders should note that no deferred sales charge will be incurred on the exchange itself. However, redemptions from the Rydex U.S. Government Money Market Fund may be subject to such deferred sales charge, as may redemptions from other Funds in which you could later invest, as discussed below.
The period of time during which you hold the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be counted toward determining the applicability of the deferred sales charge that can be charged upon redemptions within 12 months of a purchase of Class A or Class C shares.
Accordingly, if your Class A or Class C shares of a Fund are subject to a deferred sales charge at the time of your exchange into the Money Market Class shares of the Rydex U.S. Government Money Market Fund and you redeem your shares, the deferred sales charge will be assessed at the time you redeem your Money Market Class shares of the Rydex U.S. Government Money Market Fund.
If your Class A or Class C shares of a Fund are subject to a deferred sales charge at the time of the exchange and you subsequently re-exchange your Money Market Class shares of the Rydex U.S. Government Money Market Fund for Class A or Class C shares of another fund in the Family of Funds, respectively, the deferred sales charge will not be assessed by the Rydex U.S. Government Money Market Fund at the time of a subsequent exchange. You will not be given credit for the time you held the Money Market Class shares of the Rydex U.S. Government Money Market Fund, but you will be given credit for the period during which you held Class A or Class C shares of a Fund prior to the exchange of the shares for Money Market Class Shares. Therefore, a deferred sales charge will be based on the period of time you held Class A or Class C shares of a Fund and the other funds in the Family of Funds.
Shareholders should note that, if your initial investment was subject to an initial sales charge, a further exchange of the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be subject to a charge at the time of such exchange.
For additional information, see the prospectus for the Rydex U.S. Government Money Market Fund.

Dividends and Taxes

Each Fund pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. If you are a direct shareholder of a Fund, your dividends and distributions will be reinvested in the Fund unless you instruct the Transfer Agent for the Fund otherwise. There are no fees or sales charges on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.
DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify a Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.
If you elect to receive dividends and distributions in cash and you have not provided the Fund with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Fund reserves the right to reinvest such dividends or distributions payable to you in additional Fund shares and to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). Interest will not accrue on the amount of your uncashed check. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund. In addition, unclaimed accounts may be subject to state escheatment laws. See “Unclaimed Property Laws” above for more information.
TAX ON DISTRIBUTIONS
Fund dividends and distributions are taxable to you (unless your investment is through an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.
The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
Tax-deferred retirement accounts generally do not incur a tax liability with respect to a Fund's dividends or other distributions unless you are taking a distribution or making a withdrawal.
A Fund generally has “short-term capital gains” when it sells assets at a gain within one year after buying them. Your share of a Fund’s net short-term capital gains generally will be taxed at ordinary income rates. A Fund generally has “long-term capital gains” when it sells assets at a gain that it has owned for more than one year. Distributions reported by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
The Funds will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
TAXES ON SALES, REDEMPTIONS OR EXCHANGES
You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.

If your tax basis in your shares held as capital assets exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will generally recognize a capital loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
MEDICARE TAX
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
BACK-UP WITHHOLDING
A Fund may be required to withhold federal income tax at the rate of 24% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
FOREIGN SHAREHOLDERS
Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund, as discussed in more detail in the SAI.
COST BASIS
A Fund (or its administrative agents) or, for a shareholder that purchased Fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date).
The Funds will permit shareholders of Class A, Class C and Institutional Class shares to elect from among several cost basis methods, including average cost, FIFO, LIFO and HIFO. In the absence of an election, the Funds will use a default cost basis method which is the average cost method. The cost basis method elected by a shareholder of Class A, Class C and Institutional Class shares (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares.
Shareholders of Class P shares should contact the financial intermediary through whom Fund shares were purchased for more information with respect to reporting of cost basis and available elections for their account.
Fund shareholders should consult with their tax advisers prior to making redemptions to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Funds. Please see the SAI for additional tax information.
Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share (plus any applicable initial sales charge), which also is known as NAV. Each Fund calculates its NAV by:
•Taking the current market value of its total assets;
•Subtracting any liabilities; and
•Dividing that amount by the total number of shares owned by shareholders.
Each Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE-a Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund generally does not calculate its NAV on any non-Business Day. However, if the NYSE is closed for any other reason on a day it would normally be open for business, a Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. Each Fund discloses its NAV on a daily basis. For more information, or to obtain a Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.
When calculating the NAV, each Fund will value the portfolio securities and assets of the Fund for which market quotations are readily available at the current market price of those securities and assets. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or which cannot be accurately valued under the Funds' valuation procedures, the Fund will fair value those securities and assets.
Equity securities traded on a domestic securities exchange (including ETFs) will usually be valued at the last sale price on the security's primary U.S. exchange or market on the day the valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, then the last bid price is used.
Discount notes with a maturity greater than 60 days at the time of purchase will usually be valued based on pricing services approved by the Board of Trustees, when available. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Discount notes with a maturity of 60 days or less are valued at amortized cost, unless it is deemed that amortized cost does not represent fair value, in which case the applicable asset will be valued using prices obtained from pricing services. If prices obtained from pricing services are unavailable, then securities are generally fair valued. Certain securities may also be valued based on broker bid prices.
With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which a Fund may invest (other than ETFs), the Fund values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the underlying mutual fund will use fair value pricing and the effects of fair value pricing.
For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares and, therefore, the value of portfolio securities of a Fund may change on days when shareholders will be unable to purchase or redeem the Fund's shares.
If market quotations are not readily available, are unreliable, or a significant event has occurred, securities are priced at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund’s NAV calculation. The Investment Manager may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which a Fund calculates its NAV.
The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
More information about the valuation of the Funds’ holdings can be found in the SAI and the Funds' shareholder reports.
General Information

SHAREHOLDER INQUIRIES
Shareholders of Class A, Class C and Institutional Class shares who have questions concerning their account or wish to obtain additional information may call the Funds (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.

Shareholders of Class P shares who have questions concerning their account or wish to obtain additional information should contact the broker/dealer or other financial intermediary through whom Fund shares were purchased (or are held).
OTHER INFORMATION
The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders.  The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Investment Manager or other parties who provide services to the Funds.
You may not be eligible for every share class offered by the Funds. Your financial intermediary may not offer or otherwise make available all share classes of a Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. For more information, please contact your financial intermediary, visit the Funds' website at www.guggenheiminvestments.com or call Guggenheim Investments at 800.820.0888.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five complete fiscal years, or the period since commencement of a Fund or share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below has been derived from financial statements that have been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with each Fund's financial statements and related notes, are included in the Funds' 2017 Annual Reports. The 2017 Annual Reports are available upon request and are incorporated by reference in the SAI. The information provided below for certain prior periods was audited by a predecessor independent registered public accounting firm. As of the date of this Prospectus, the Guggenheim SMID-Cap Directional Allocation Fund has not commenced operations. Therefore, it does not have any financial history.

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Financial Highlights

Guggenheim RBP® Large-Cap Defensive Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$10.43	$10.59	$12.70	$13.34	$12.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.02	.04	.03	.02
Net gain (loss) on investments (realized and unrealized)	1.76	.84	.14	1.45	2.17
Total from investment operations	1.83	.86	.18	1.48	2.19
Less distributions from:
Net investment income	(.02)	(.05)	(.07)	(.01)	(.06)
Net realized gains	(.47)	(.97)	(2.22)	(2.11)	(.97)
Total distributions	(.49)	(1.02)	(2.29)	(2.12)	(1.03)
Redemption fees collected		—	—	—	—
Net asset value, end of period	$11.77	$10.43	$10.59	$12.70	$13.34

Total Return[e]	18.34%	8.66%	1.39%	11.66%	19.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,968	$5,761	$8,941	$9,646	$11,510
Ratios to average net assets:
Net investment income (loss)	0.61%	0.20%	0.36%	0.24%	0.13%
Total expenses[b]	1.86%	1.95%	1.67%	1.61%	1.77%
Net expenses[c,d,f]	1.21%	1.41%	1.50%	1.51%	1.51%
Portfolio turnover rate	107%	103%	135%	236%	283%

C-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$10.28	$10.50	$12.64	$13.35	$12.20
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.05)	(.02)	(.04)	(.06)
Net gain (loss) on investments (realized and unrealized)	1.73	.84	.13	1.45	2.18
Total from investment operations	1.71	.79	.11	1.41	2.12
Less distributions from:
Net investment income	—	(.04)	(.03)	(.01)	—
Net realized gains	(.47)	(.97)	(2.22)	(2.11)	(.97)
Total distributions	(.47)	(1.01)	(2.25)	(2.12)	(.97)
Net asset value, end of period	$11.52	$10.28	$10.50	$12.64	$13.35

Total Return[e]	17.35%	8.01%	0.77%	11.05%	19.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,881	$7,939	$8,885	$14,202	$11,429
Ratios to average net assets:
Net investment income (loss)	(0.17%)	(0.48%)	(0.21%)	(0.33%)	(0.51%)
Total expenses[b]	2.54%	2.63%	2.36%	2.28%	2.45%
Net expenses[c,d,f]	1.96%	2.05%	2.10%	2.11%	2.11%
Portfolio turnover rate	107%	103%	135%	236%	283%

Guggenheim RBP® Large-Cap Defensive Fund

P-Class*	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$10.65	$10.76	$12.87	$13.47	$12.29
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.02	.06	.05	.04
Net gain (loss) on investments (realized and unrealized)	1.81	.88	.14	1.47	2.18
Total from investment operations	1.87	.90	.20	1.52	2.22
Less distributions from:
Net investment income	—	(.04)	(.09)	(.01)	(.07)
Net realized gains	(.47)	(.97)	(2.22)	(2.11)	(.97)
Total distributions	(.47)	(1.01)	(2.31)	(2.12)	(1.04)
Redemption fees collected	—	—	—	—	—
Net asset value, end of period	$12.05	$10.65	$10.76	$12.87	$13.47

Total Return[e]	18.28%	8.89%	1.48%	11.86%	19.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$896	$778	$17,458	$22,666	$27,970
Ratios to average net assets:
Net investment income (loss)	0.56%	0.14%	0.54%	0.35%	0.28%
Total expenses[b]	1.80%	1.74%	1.61%	1.53%	1.70%
Net expenses[c,d,f]	1.21%	1.43%	1.35%	1.36%	1.36%
Portfolio turnover rate	107%	103%	135%	236%	283%

Financial Highlights (concluded)

Guggenheim RBP® Large-Cap Defensive Fund

Institutional Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$10.78	$10.86	$12.96	$13.52	$12.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.06	.09	.08	.06
Net gain (loss) on investments (realized and unrealized)	1.83	.87	.14	1.48	2.20
Total from investment operations	1.92	.93	.23	1.56	2.26
Less distributions from:
Net investment income	(.07)	(.04)	(.11)	(.01)	(.10)
Net realized gains	(.47)	(.97)	(2.22)	(2.11)	(.97)
Total distributions	(.54)	(1.01)	(2.33)	(2.12)	(1.07)
Redemption fees collected		—	—	—	—
Net asset value, end of period	$12.16	$10.78	$10.86	$12.96	$13.52

Total Return[e]	18.58%	9.11%	1.75%	12.15%	20.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,563	$10,285	$13,839	$19,731	$24,546
Ratios to average net assets:
Net investment income (loss)	0.82%	0.53%	0.79%	0.64%	0.50%
Total expenses[b]	1.54%	1.62%	1.36%	1.28%	1.45%
Net expenses[c,d,f]	0.96%	1.06%	1.10%	1.11%	1.11%
Portfolio turnover rate	107%	103%	135%	236%	283%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Does not include expenses of the underlying funds in which the Fund invests.

[c]	Net expense information reflects the expense ratios after expense waivers.

[d]
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursement is 0.18 % for A-Class, 0.16 % for C-Class, 0.15 % for P-Class and 0.15 % for Institutional Class.

[e]	Total return does not reflect the impact of any applicable sales charges.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating ratios for the year would be:

	09/30/17	09/30/16
A-Class	1.20%	1.39%
C-Class	1.95%	2.04%
P-Class	1.20%	1.42%
Institutional Class	0.95%	1.05%

Financial Highlights

Guggenheim RBP® Dividend Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$11.55	$10.21	$12.23	$12.78	$10.87
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.17	.20	.18	.20
Net gain (loss) on investments (realized and unrealized)	1.52	1.35	(.42)	1.00	2.35
Total from investment operations	1.67	1.52	(.22)	1.18	2.55
Less distributions from:
Net investment income	(.18)	(.18)	(.21)	(.20)	(.18)
Net realized gains	(.22)	—	(1.59)	(1.53)	(.46)
Total distributions	(.40)	(.18)	(1.80)	(1.73)	(.64)
Redemption fees collected	—	—	—	—	—
Net asset value, end of period	$12.82	$11.55	$10.21	$12.23	$12.78

Total Return[e]	14.87%	14.88%	(2.28%)	9.90%	24.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,822	$6,540	$5,313	$9,684	$25,014
Ratios to average net assets:
Net investment income (loss)	1.26%	1.50%	1.76%	1.41%	1.69%
Total expenses[b]	1.84%	2.20%	1.88%	1.84%	2.12%
Net expenses[c,d,f]	1.22%	1.39%	1.51%	1.51%	1.50%
Portfolio turnover rate	251%	226%	181%	181%	198%

C-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$11.48	$10.16	$12.18	$12.73	$10.83
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.09	.13	.10	.13
Net gain (loss) on investments (realized and unrealized)	1.51	1.35	(.42)	.99	2.35
Total from investment operations	1.57	1.44	(.29)	1.09	2.48
Less distributions from:
Net investment income	(.09)	(.12)	(.14)	(.11)	(.12)
Net realized gains	(.22)	—	(1.59)	(1.53)	(.46)
Total distributions	(.31)	(.12)	(1.73)	(1.64)	(.58)
Net asset value, end of period	$12.74	$11.48	$10.16	$12.18	$12.73

Total Return[e]	13.96%	14.28%	(2.93%)	9.17%	23.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,231	$6,453	$8,245	$8,792	$8,215
Ratios to average net assets:
Net investment income (loss)	0.51%	0.81%	1.18%	0.84%	1.09%
Total expenses[b]	2.54%	2.84%	2.54%	2.45%	2.73%
Net expenses[c,d,f]	1.97%	2.06%	2.11%	2.11%	2.10%
Portfolio turnover rate	251%	226%	181%	181%	198%

Guggenheim RBP® Dividend Fund

P-Class*	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$11.61	$10.28	$12.31	$12.84	$10.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.17	.22	.20	.23
Net gain (loss) on investments (realized and unrealized)	1.52	1.37	(.43)	1.01	2.36
Total from investment operations	1.68	1.54	(.21)	1.21	2.59
Less distributions from:
Net investment income	(.19)	(.21)	(.23)	(.21)	(.20)
Net realized gains	(.22)	—	(1.59)	(1.53)	(.46)
Total distributions	(.41)	(.21)	(1.82)	(1.74)	(.66)
Redemption fees collected	—	—	—	—	—
Net asset value, end of period	$12.88	$11.61	$10.28	$12.31	$12.84

Total Return[e]	14.81%	15.11%	(2.20%)	10.09%	24.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,217	$1,263	$1,686	$3,310	$8,490
Ratios to average net assets:
Net investment income (loss)	1.28%	1.57%	1.91%	1.56%	1.85%
Total expenses[b]	1.76%	2.09%	1.79%	1.70%	1.98%
Net expenses[c,d,f]	1.22%	1.32%	1.36%	1.36%	1.35%
Portfolio turnover rate	251%	226%	181%	181%	198%

Financial Highlights (concluded)

Guggenheim RBP® Dividend Fund

Institutional Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$11.38	$10.07	$12.09	$12.62	$10.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	.19	.24	.24	.24
Net gain (loss) on investments (realized and unrealized)	1.49	1.35	(.42)	.97	2.33
Total from investment operations	1.67	1.54	(.18)	1.21	2.57
Less distributions from:
Net investment income	(.24)	(.23)	(.25)	(.21)	(.22)
Net realized gains	(.22)	—	(1.59)	(1.53)	(.46)
Total distributions	(.46)	(.23)	(1.84)	(1.74)	(.68)
Net asset value, end of period	$12.59	$11.38	$10.07	$12.09	$12.62

Total Return[e]	15.04%	15.48%	(1.93%)	10.29%	25.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,344	$5,954	$12,123	$22,347	$3,793
Ratios to average net assets:
Net investment income (loss)	1.51%	1.79%	2.15%	1.95%	2.07%
Total expenses[b]	1.54%	1.86%	1.54%	1.45%	1.73%
Net expenses[c,d,f]	0.97%	1.07%	1.11%	1.11%	1.11%
Portfolio turnover rate	251%	226%	181%	181%	198%
* F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
a Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b Does not include expenses of the underlying funds in which the Fund invests.
c Net expense information reflects the expense ratios after expense waivers.
d The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursement is 0.23 % for A-Class, 0.19 % for C-Class, 0.22 % for P-Class and 0.19 % for Institutional Class.
e Total return does not reflect the impact of any applicable sales charges.
f Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating ratios for the year would be:

	09/30/17	09/30/16
A-Class	1.20%	1.37%
C-Class	1.95%	2.05%
P-Class	1.20%	1.30%
Institutional Class	0.95%	1.05%

Financial Highlights

Guggenheim RBP® Large-Cap Market Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$10.17	$9.53	$12.92	$14.26	$12.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.01)	(.01)	(.04)	(-)[g]
Net gain (loss) on investments (realized and unrealized)	1.84	.97	(.11)	1.63	2.84
Total from investment operations	1.85	.96	(.12)	1.59	2.84
Less distributions from:
Net investment income	—	(.01)	—	—	(.05)
Net realized gains	(.66)	(.31)	(3.27)	(2.93)	(.80)
Total distributions	(.66)	(.32)	(3.27)	(2.93)	(.85)
Redemption fees collected	—	—	—	—	—
Net asset value, end of period	$11.36	$10.17	$9.53	$12.92	$14.26

Total Return[e]	19.11%	10.26%	(0.83%)	11.67%	24.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,290	$5,059	$6,031	$14,724	$29,504
Ratios to average net assets:
Net investment income (loss)	0.09%	(0.11%)	(0.07%)	(0.28%)	(0.00%)[h]
Total expenses[b]	1.91%	1.92%	1.66%	1.58%	1.72%
Net expenses[c,d,f]	1.21%	1.40%	1.51%	1.51%	1.51%
Portfolio turnover rate	98%	85%	134%	268%	284%

C-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$9.92	$9.36	$12.81	$14.23	$12.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.07)	(.07)	(.12)	(.08)
Net gain (loss) on investments (realized and unrealized)	1.79	.95	(.11)	1.63	2.84
Total from investment operations	1.72	.88	(.18)	1.51	2.76
Less distributions from:
Net investment income	—	(.01)	—	—	(.01)
Net realized gains	(.66)	(.31)	(3.27)	(2.93)	(.8)
Total distributions	(.66)	(.32)	(3.27)	(2.93)	(.81)
Net asset value, end of period	$10.98	$9.92	$9.36	$12.81	$14.23

Total Return[e]	18.24%	9.57%	(1.44%)	11.04%	24.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,309	$10,108	$13,316	$15,655	$14,483
Ratios to average net assets:
Net investment income (loss)	(0.65%)	(0.77%)	(0.67%)	(0.89%)	(0.63%)
Total expenses[b]	2.62%	2.58%	2.33%	2.22%	2.37%
Net expenses[c,d,f]	1.96%	2.06%	2.11%	2.11%	2.11%
Portfolio turnover rate	98%	85%	134%	268%	284%

Guggenheim RBP® Large-Cap Market Fund

P-Class*	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$10.41	$9.74	$13.12	$14.41	$12.39
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.03)	.01	(.02)	.02
Net gain (loss) on investments (realized and unrealized)	1.88	1.02	(.12)	1.66	2.86
Total from investment operations	1.89	.99	(.11)	1.64	2.88
Less distributions from:
Net investment income	—	(.01)	—	—	(.06)
Net realized gains	(.66)	(.31)	(3.27)	(2.93)	(.80)
Total distributions	(.66)	(.32)	(3.27)	(2.93)	(.86)
Redemption fees collected	—	—	—	—	—
Net asset value, end of period	$11.64	$10.41	$9.74	$13.12	$14.41

Total Return[e]	19.16%	10.36%	(0.72%)	11.92%	25.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$163	$384	$15,896	$26,877	$35,741
Ratios to average net assets:
Net investment income (loss)	0.11%	(0.27%)	0.11%	(0.15%)	0.18%
Total expenses[b]	1.86%	1.75%	1.58%	1.47%	1.62%
Net expenses[c,d,f]	1.21%	1.43%	1.36%	1.36%	1.36%
Portfolio turnover rate	98%	85%	134%	268%	284%

Financial Highlights (concluded)

Guggenheim RBP® Large-Cap Market Fund

Institutional Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$10.60	$9.89	$13.24	$14.49	$12.44
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.02	.04	.01	.6
Net gain (loss) on investments (realized and unrealized)	1.93	1.02	(.12)	1.67	2.87
Total from investment operations	1.97	1.04	(.08)	1.68	2.93
Less distributions from:
Net investment income	—	(.02)	—	—	(.08)[f]
Net realized gains	(.66)	(.31)	(3.27)	(2.93)	(.8)
Total distributions	(.66)	(.33)	(3.27)	(2.93)	(.88)
Net asset value, end of period	$11.91	$10.60	$9.89	$13.24	$14.49

Total Return[e]	19.49%	10.61%	(0.44%)	12.18%	25.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,498	$7,564	$14,035	$53,644	$42,788
Ratios to average net assets:
Net investment income (loss)	0.34%	0.23%	0.36%	0.11%	0.45%
Total expenses[b]	1.60%	1.59%	1.33%	1.22%	1.32%
Net expenses[c,d,f]	0.96%	1.07%	1.11%	1.11%	1.11%
Portfolio turnover rate	98%	85%	134%	268%	284%
* F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
a Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b Does not include expenses of the underlying funds in which the Fund invests.
c Net expense information reflects the expense ratios after expense waivers.
d The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursement is 0.18 % for A-Class, 0.14 % for C-Class, 0.15 % for P-Class and 0.14 % for Institutional Class.
e Total return does not reflect the impact of any applicable sales charges.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating ratios for the year would be:

	09/30/17	09/30/16
A-Class	1.20%	1.39%
C-Class	1.95%	2.05%
P-Class	1.20%	1.42%
Institutional Class	0.95%	1.05%

g Less than $0.01 per share.
h Less than 0.01%.

Financial Highlights

Guggenheim RBP® Large-Cap Value Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$9.67	$9.11	$11.65	$11.62	$10.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.09	.11	.09	.10
Net gain (loss) on investments (realized and unrealized)	1.61	1.06	(.42)	1.44	2.36
Total from investment operations	1.72	1.15	(.31)	1.53	2.46
Less distributions from:
Net investment income	(.22)	(.10)	(.12)	(.08)	(.14)
Net realized gains	(.05)	(.49)	(2.11)	(1.42)	(1.48)
Total distributions	(.27)	(.59)	(2.23)	(1.50)	(1.62)
Net asset value, end of period	$11.12	$9.67	$9.11	$11.65	$11.62

Total Return[b]	18.07%	13.05%	3.61%	14.07%	26.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$101	$158	$230	$332	$1,308
Ratios to average net assets:
Net investment income (loss)	1.10%	0.94%	1.11%	0.78%	0.90%
Total expenses[b]	5.22%	6.13%	5.21%	4.42%	5.61%
Net expenses[c,d,f]	1.22%	1.41%	1.50%	1.50%	1.51%
Portfolio turnover rate	132%	119%	165%	138%	178%

C-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$9.49	$8.96	$11.53	$11.53	$10.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.03	.05	.03	.03
Net gain (loss) on investments (realized and unrealized)	1.59	1.04	(.43)	1.42	2.35
Total from investment operations	1.62	1.07	(.38)	1.45	2.38
Less distributions from:
Net investment income	(.08)	(.05)	(.08)	(.03)	(.05)
Net realized gains	(.05)	(.49)	(2.11)	(1.42)	(1.48)
Total distributions	(.13)	(.54)	(2.19)	(1.45)	(1.53)
Net asset value, end of period	$10.98	$9.49	$8.96	$11.53	$11.53

Total Return[b]	17.14%	12.32%	(4.45%)	13.40%	25.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$542	$460	$549	$671	$625
Ratios to average net assets:
Net investment income (loss)	0.34%	0.32%	0.46%	0.24%	0.28%
Total expenses[b]	5.89%	6.78%	5.90%	5.04%	6.21%
Net expenses[c,d,f]	1.97%	2.06%	2.10%	2.10%	2.11%
Portfolio turnover rate	132%	119%	165%	138%	178%

Guggenheim RBP® Large-Cap Value Fund

P-Class*	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$9.46	$8.93	$11.47	$11.56	$10.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.10	.13	.11	.12
Net gain (loss) on investments (realized and unrealized)	1.60	1.04	(.42)	1.42	2.34
Total from investment operations	1.71	1.14	(.29)	1.53	2.46
Less distributions from:
Net investment income	—	(.12)	(.14)	(.20)	(.17)
Net realized gains	(.05)	(.49)	(2.11)	(1.42)	(1.48)
Total distributions	(.05)	(.61)	(2.25)	(1.62)	(1.65)
Net asset value, end of period	$11.12	$9.46	$8.93	$11.47	$11.56

Total Return[e]	18.09%	13.19%	(3.56%)	14.21%	26.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$510	$154	$11	$6	$15
Ratios to average net assets:
Net investment income (loss)	1.05%	1.06%	1.28%	0.94%	1.09%
Total expenses[b]	5.31%	5.70%	5.15%	4.29%	5.46%
Net expenses[c,d,f]	1.22%	1.25%	1.35%	1.35%	1.36%
Portfolio turnover rate	132%	119%	165%	138%	178%

Financial Highlights (concluded)

Guggenheim RBP® Large-Cap Value Fund

Institutional Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$9.61	$9.07	$11.61	$11.58	$10.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.12	.15	.15	.15
Net gain (loss) on investments (realized and unrealized)	1.62	1.06	(.42)	1.43	2.34
Total from investment operations	1.76	1.18	(.27)	1.58	2.49
Less distributions from:
Net investment income	(.10)	(.15)	(.16)	(.13)	(.2)
Net realized gains	(.05)	(.49)	(2.11)	(1.42)	(1.48)
Total distributions	(.15)	(.64)	(2.27)	(1.55)	(1.68)
Net asset value, end of period	$11.22	$9.61	$9.07	$11.61	$11.58

Total Return[e]	18.42%	13.42%	(3.31%)	14.55%	26.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,887	$2,480	$2,860	$3,610	$2,910
Ratios to average net assets:
Net investment income (loss)	1.35%	1.32%	1.50%	1.26%	1.36%
Total expenses[b]	4.78%	5.78%	4.90%	4.04%	5.21%
Net expenses[c,d,f]	0.97%	1.05%	1.10%	1.10%	1.11%
Portfolio turnover rate	132%	119%	165%	138%	178%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Does not include expenses of the underlying funds in which the Fund invests.

[c]	Net expense information reflects the expense ratios after expense waivers.

[d]
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursement is 1.10 % for A-Class, 1.07 % for C-Class, 1.03 % for P-Class and 0.99 % for Institutional Class.

[e]	Total return does not reflect the impact of any applicable sales charges.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating ratios for the year would be:

	09/30/17	09/30/16
A-Class	1.20%	1.40%
C-Class	1.95%	2.05%
P-Class	1.20%	1.24%
Institutional Class	0.95%	1.04%

Financial Highlights

Guggenheim Directional Allocation Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$13.16	$11.61	$14.22	$13.37	$10.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.01)	(.02)	(.08)	(.04)
Net gain (loss) on investments (realized and unrealized)	2.71	1.56	(1.17)	1.38	2.90
Total from investment operations	2.67	1.55	(1.19)	1.30	2.86
Less distributions from:
Net investment income	—	—	—	—	(.02)
Net realized gains	—	—	(1.42)	(.45)	(.09)
Total distributions	—	—	(1.42)	(.45)	(.11)
Net asset value, end of period	$15.83	$13.16	$11.61	$14.22	$13.37

Total Return[e]	20.29%	13.35%	(8.71%)	9.76%	27.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131,554	$144,968	$246,227	$412,305	$291,488
Ratios to average net assets:
Net investment income (loss)	(0.27%)	(0.08%)	(0.16%)	(0.56%)	(0.037%)
Total expenses[b]	1.42%	1.50%	1.43%	1.50%	1.63%
Net expenses[c,d,f]	1.42%	1.50%	1.43%	1.50%	1.50%
Portfolio turnover rate	89%	227%	208%	300%	442%

C-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$12.80	$11.36	$14.04	$13.28	$10.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.08)	(.11)	(.16)	.12
Net gain (loss) on investments (realized and unrealized)	2.62	1.52	(1.15)	1.37	2.90
Total from investment operations	2.49	1.44	(1.26)	1.21	2.78
Less distributions from:
Net investment income	—	—	(1.42)	(.45)	(.09)
Total distributions	—	—	(1.42)	(.45)	(.09)
Net asset value, end of period	$15.29	$12.80	$11.36	$14.04	$13.28

Total Return[e]	19.45%	12.68%	(9.37%)	9.14%	26.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$240,268	$266,485	$376,154	$574,466	$161,228
Ratios to average net assets:
Net investment income (loss)	(0.95%)	(0.69%)	(0.85%)	(1.17%)	(1.01%)
Total expenses[b]	2.15%	2.16%	2.10%	2.10%	2.25%
Net expenses[c,d,f]	2.11%	2.11%	2.10%	2.10%	2.10%
Portfolio turnover rate	89%	227%	208%	300%	442%

Guggenheim Directional Allocation Fund

P-Class*	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$13.22	$11.65	$14.25	$13.37	$10.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.01	(.01)	(.06)	(.02)
Net gain (loss) on investments (realized and unrealized)	2.71	1.56	(1.17)	1.39	2.89
Total from investment operations	2.68	1.57	(1.18)	1.33	2.87
Less distributions from:
Net investment income	—	—	—	—	(.03)
Net realized gains	—	—	(1.42)	(.45)	(.09)
Total distributions	—	—	(1.42)	(.45)	(.12)
Net asset value, end of period	$15.90	$13.22	$11.65	$14.25	$13.37

Total Return[e]	20.27%	13.48%	(8.61%)	9.99%	27.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,936	$32,720	$54,147	$119,827	$39.406
Ratios to average net assets:
Net investment income (loss)	(0.20%)	0.06%	(0.10%)	(0.42%)	(0.14%)
Total expenses[b]	1.40%	1.41%	1.35%	1.35%	1.50%
Net expenses[c,d,f]	1.36%	1.36%	1.35%	1.35%	1.35%
Portfolio turnover rate	89%	227%	208%	300%	442%

Financial Highlights (concluded)

Guggenheim Directional Allocation Fund

Institutional Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$13.37	$11.75	$14.33	$13.41	$10.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.04	.02	(.02)	(.01)
Net gain (loss) on investments (realized and unrealized)	2.74	1.58	(1.18)	1.39	2.92
Total from investment operations	2.75	1.62	(1.16)	1.37	2.91
Less distributions from:
Net investment income	—	—	—	—	(.03)
Net realized gains	—	—	(1.42)	(.45)	(.09)
Total distributions	—	—	(1.42)	(.45)	(.12)
Net asset value, end of period	$16.12	$13.37	$11.75	$14.33	$13.41

Total Return[e]	20.66%	13.70%	(8.40%)	10.27%	27.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$278,127	$244,201	$503,270	$1,294,029	$329,551
Ratios to average net assets:
Net investment income (loss)	0.06%	0.32%	0.15%	(0.17%)	(0.04%)
Total expenses[b]	1.15%	1.16%	1.10%	1.10%	1.25%
Net expenses[c,d,f]	1.11%	1.11%	1.10%	1.10%	1.10%
Portfolio turnover rate	89%	227%	208%	300%	442%

* F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
a Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b Does not include expenses of the underlying funds in which the Fund invests.
c Net expense information reflects the expense ratios after expense waivers.
d The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursement is 0.00 % for A-Class, 0.01 % for C-Class, 0.02 % for P-Class and 0.01 % for Institutional Class.
e Total Return does not reflect the impact of any applicable sales charges.
f Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating ratios for the year would be:

	09/30/17	09/30/16
A-Class	1.41%	1.49%
C-Class	2.10%	2.10%
P-Class	1.35%	1.35%
Institutional Class	1.10%	1.10%

Index Provider Information

The Guggenheim Indexes are a trade mark of Transparent Value. Guggenheim Investments has permission to use the Guggenheim Indexes for certain purposes. The Funds and their shares are not sponsored, endorsed, sold or promoted by Transparent Value and Transparent Value makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Guggenheim Indexes to track general market performance. Guggenheim Investments is an affiliate of Transparent Value and its relationship to Transparent Value includes the permission to use certain trademarks and trade names of Transparent Value and permission to use the Guggenheim Indexes, which are determined and composed by Transparent Value without regard to Guggenheim Investments or the Funds. Transparent Value has no obligation to take the needs of Guggenheim Investments or the shareholders of the Funds into consideration in determining or composing the Guggenheim Indexes. Transparent Value is not responsible for and has not participated in the determination of the prices of the shares of the Funds or the timing of the issuance or sale of such shares of the Funds. Transparent Value has no obligation or liability in connection with the administration, marketing or trading of the Funds or their shares.
NEITHER S&P DOW JONES INDICES LLC, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES LLC, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P DOW JONES INDICES LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ANY LICENSED TRADEMARKS, S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES LLC, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.
The Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC or its third party licensors. Neither S&P Dow Jones Indices LLC nor its third party licensors makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P Indexes to track general market performance. S&P Dow Jones Indices LLC’s and its third party licensor’s only relationship to Transparent Value, LLC and the Funds with respect to the S&P Indexes is the licensing of S&P Indexes which are determined, composed and calculated by S&P Dow Jones Indices LLC or its third party licensors without regard to Transparent Value, LLC or the Funds. S&P Dow Jones Indices LLC and its third party licensors have no obligation to take the needs of Transparent Value, LLC or the owners of the Funds into consideration in determining, composing or calculating the S&P Indexes. Neither S&P Dow Jones Indices LLC nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the shares of the Funds are to be converted into cash. S&P Dow Jones Indices LLC has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For More Information

By Telephone—Call 800.820.0888.
By Mail—Write to:
Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about the Funds can be viewed online or downloaded from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
Additional information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 202.551.8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

ANNUAL/SEMI-ANNUAL REPORT
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The SAI, which includes additional information about the Funds, and the Funds’ annual or semi-annual reports are available, without charge, upon request by calling the Funds’ toll-free telephone number 800.820.0888. Shareholder inquiries should be addressed to Guggenheim Investments, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, or by calling the Funds’ toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference.

Each Fund’s Investment Company Act file number is listed below:

Transparent Value Trust	811-22309

• Guggenheim RBP® Large-Cap Defensive Fund

• Guggenheim RBP® Dividend Fund

• Guggenheim RBP® Large-Cap Market Fund

• Guggenheim RBP® Large Cap-Value Fund

• Guggenheim Directional Allocation Fund

• Guggenheim SMID-Cap Directional Allocation Fund
Family of Funds , for disclosure purposes in this Prospectus, include—series of Transparent Value Trust: Guggenheim RBP® Large-Cap Defensive Fund, Guggenheim RBP® Dividend Fund, Guggenheim RBP® Large-Cap Market Fund, Guggenheim RBP® Large-Cap Value Fund, Guggenheim Directional Allocation Fund, Guggenheim SMID-Cap Directional Allocation Fund; the Guggenheim Funds, the Rydex Series Funds; and the Rydex Dynamic Funds.

APPENDIX A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Fund (or the Distributor) or through another financial intermediary to receive such waivers or discounts. Financial intermediaries may have different policies and procedures regarding the waivers and discounts set forth in this Appendix. These sales charge waivers and/or discounts are implemented and administered by the applicable financial intermediary.

In all instances, it is an investor's responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. These waivers or discounts (and their terms and availability) may vary from those disclosed elsewhere in the Prospectus and are subject to change at any time. You may wish to contact your financial intermediary for more information regarding the sales charge waivers and discounts available to you and the intermediary's related policies and procedures, including with respect to eligibility requirements, and to ensure that you have the most current information regarding waivers and discounts available to you.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

Shares purchased by or through a 529 Plan;
Shares purchased through a Merrill Lynch affiliated investment advisory program;
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable);
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Guggenheim Investments family of funds (the "Guggenheim Funds"));

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date;
Employees and registered representatives of Merrill Lynch or its affiliates and their family members;
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus; and
Shares purchased from the proceeds of redemptions within the Guggenheim Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on A and C Shares available at Merrill Lynch

Death or disability of the shareholder;
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus;
Return of excess contributions from an IRA Account;

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½;
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;
Shares acquired through a right of reinstatement; and
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only).

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus;
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Guggenheim Funds assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Guggenheim Funds assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Guggenheim Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley

Shareholders that purchase Class A shares of a Fund through Morgan Stanley’s self-directed brokerage platform are eligible for a waiver of both the front-end sales charge and contingent deferred sales charge, as applicable, which may differ from the waiver eligibility requirements disclosed elsewhere in the Prospectus or SAI.

Shareholders purchasing Class A shares of a Fund through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers, which may differ from and may be more limited than those disclosed elsewhere in the Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund;

•	Shares purchased through a Morgan Stanley self-directed brokerage account;

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program; and

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial

Shareholders purchasing Class A shares of a Fund through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains, distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•
Effective August 10, 2018, shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

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